UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2015 to November 30, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2015

Classes A, B, C, I, O, R, R6 and W

■ Voya Large-Cap Growth Fund (formerly, Voya Growth Opportunities Fund)

■ Voya Large Cap Value Fund

■ Voya MidCap Opportunities Fund

■ Voya Multi-Manager Mid Cap Value Fund

■ Voya Real Estate Fund

■ Voya SmallCap Opportunities Fund

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	11
Statements of Assets and Liabilities	13
Statements of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	28
Summary Portfolios of Investments	42

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

The Federal Reserve Takes Action

Dear Shareholder,

As widely expected, the Federal Reserve Board (“Fed”) on December 16, 2015, announced a 0.25% hike in the federal funds rate following the gathering of its policy-making Federal Open Market Committee (“FOMC”), bringing the interest rate target to 0.25–0.50%. In the statement accompanying the central bank’s unanimous decision to raise interest rates, the Fed cited considerable improvement in labor market conditions and a reasonable confidence that inflation will approach its 2% objective over the medium term. It also noted that its monetary policy stance remains “accommodative” despite the increase.

The Fed’s decision to begin raising short-term interest rates comes at a time when other major central banks — notably, in Europe, China and Japan — continue to provide massive amounts of support to their economies and are biased more toward further accommodation than anything else. The disruptions that potentially may emerge from this divergence in central bank policies is something that will demand close attention from the Fed.

Though the Fed finally has introduced the first fed funds increase in nearly ten years, many of the same risks and opportunities persist in the markets. The economic backdrop continues to induce uncertainty, which could lead to periods of intense volatility, in our view. How can investors keep their perspective in such times? Don’t let today’s uncertainties distract you from focusing on your long-term goals, and don’t risk compromising your goals for the sake of avoiding volatility now. Keep your portfolio well-diversified and thoroughly discuss any prospective changes with your financial advisor before you take action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
December 21, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2015

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, up 7.30% in 2015. Equity market interest had recently moved from the U.S. to Europe with the advent of the European Central Bank’s (“ECB”) quantitative easing program. But from there, attention moved East and in August an unexpected announcement from China re-awakened other concerns, sending global stocks on a roller-coaster ride, at the end of which the Index stood 2.76% lower for the fiscal half-year. (The Index returned –3.97% for the six-months ended November 30, 2015, measured in U.S. dollars.)

U.S. economic data was mixed in what was still a rather pedestrian recovery. A disappointing October employment report was followed by a very strong one in November showing that 271,000 jobs had been created the previous month. Sluggish annual wage growth improved to 2.5%, which doesn’t sound like much, but it was the best since 2009. The unemployment rate fell to 5.0%. Gross domestic product (“GDP”), initially held back by the effects of another harsh winter, rebounded to 3.9% in the second quarter of 2015, before an inventory downturn pegged it back to 2.1% in the third. Industrial production was uneven, while retail sales were still showing no acceleration despite lower gasoline prices.

Superimposed on this was the prospect of rising U.S. interest rates. The Federal Open Market Committee (“FOMC”) had not increased rates for nine years and many feared that it would feel pressed to act before the economy was really ready. But when on September 17 the FOMC left rates unchanged, citing weakness overseas, investors seemed unnerved at this new narrative rather than relieved. Perhaps sensing a credibility problem, the FOMC, tried to re-set expectations, hinting in October that a December increase was a distinct possibility. The strong November employment report may have settled the issue.

Internationally, as noted, the ECB had at last implemented a program of quantitative easing in March. Before long the economic data started to look a little less weak: the unemployment rate ticked down to 10.8%, core inflation edged above 1.0% and GDP rose 1.6% year-over-year in the third quarter of 2015. In October ECB President Draghi promised to review the program in December, a signal that it would be intensified. Sentiment suffered in the early months of the period when the integrity of the euro zone itself was threatened, as Greece wrangled over the terms of its bailout. Creditors stood firm and facing ejection, Greece finally accepted even stricter terms.

Annual GDP growth in China decelerated to 7.0% in the first and second quarters of 2015, the slowest in six years. But to many commentators 7.0% was suspiciously close to government targets and perhaps overstated. They watched nervously as the Shanghai Stock Exchange Composite Index (“Shanghai Composite”) soared 64% in 2015 by June 12, fueled by retail savings and margin debt. The Shanghai Composite was already in retreat when on August 11, global commodities and equity markets were shaken as China announced a 2% devaluation of the yuan, suggesting that the Chinese economy, the largest single contributor to global growth in recent years, was indeed weaker than had previously been admitted. By August 26 the Shanghai Composite was down 43% from its peak. But gradually the feeling grew that concerns had been overdone. The Bank of China lowered interest rates and eased bank reserve requirements and by the end of November the Shanghai Composite had regained nearly a quarter of its losses.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) slipped 0.12% in the six months through November, while the Barclays U.S. Treasury Bond sub-index added 0.08%. Indices of riskier classes fared worse: the Barclays U.S. Corporate Investment Grade Bond sub-index lost 0.83%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) sagged 5.80%. Reflecting another kind of risk, the Barclays Global Inflation Linked U.S. TIPS Index lost 1.96% as inflationary expectations receded.

U.S. equities, represented by the S&P 500® Index including dividends, edged down 0.21% over the fiscal half-year, within which August represented the worst month since September 2011, while October was the strongest since October 2011. The consumer discretionary sector did best over the six months, rising 6.70%. The most challenged sector was understandably energy, slumping 11.30%. S&P 500® earnings per share, dragged down by the energy sector, recorded their first year-over-year decline since 2012 in the second quarter of 2015, despite continuing high levels of share buybacks, and declined again the third. Shares of companies with smaller market capitalizations lagged: the Russell MidCap® Index fell 4.08% and the Russell 2000® Index fell 3.21%.

In currencies, “divergence” became the word on the experts’ lips to describe the prospect of the U.S. starting to raise interest rates just as the ECB ratcheted up its quantitative easing program. Unsurprisingly the dollar rose 4.04% against the euro. It rose less, 1.41%, against the pound, as the UK is much closer to raising rates than the euro zone. The dollar’s gains against the yen had been made before the period started and it fell 0.84% over the six months.

International markets fell sharply after the events in August, with a partial recovery in the last two months. The MSCI Japan® Index fell 6.14% for the half-year, despite renewed optimism about the profitability and governance of Japanese corporations. The MSCI Europe ex UK® Index was cushioned by the introduction and probable expansion of quantitative easing, plus the declining euro that went with it and lost just 1.35%. The MSCI UK® Index, burdened by its large, losing holdings in the energy, materials and banking sectors, dropped 7.79%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Inflation Linked U.S. TIPS Index	The index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index
An unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index
An unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Shanghai Stock Exchange Composite Index
A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

VOYA LARGE-CAP GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2015 (as a percentage of net assets)

Information Technology	27.0%
Consumer Discretionary	21.0%
Health Care	16.8%
Industrials	10.9%
Consumer Staples	10.1%
Financials	5.9%
Materials	3.5%
Energy	1.1%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large-Cap Growth Fund (the “Fund” or “Large-Cap Growth”) seeks long-term capital appreciation.* The Fund is managed by Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.62% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 1.34% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the reporting period primarily due to stock selection effects. Stock selection within the consumer discretionary and industrials sectors contributed the most to performance. Stock selection in the health care and materials sectors detracted the most value.

Key contributors to performance included our overweight positions in Amazon.com, Inc., Nike, Inc. (“Nike”) and Alphabet, Inc. Class A.

Our overweight position in online retailer Amazon.com, Inc. contributed to performance throughout the period. The company reported consecutive quarters of better than expected results and, importantly, began disclosing the financials to their cloud computing business, Amazon Web Services, which was decidedly more profitable than investors had previously believed. In addition to strong growth in Amazon Web Services, the company benefited from strong demand for its Prime delivery service. After reporting strong quarterly results again at the end of October, the stock continued to perform well amidst positive data on holiday sales leading up to Black Friday.

Our overweight position in athletic apparel company Nike contributed to results. Shares reached an all-time high after the sportswear company reported back-to-back quarterly earnings that dwarfed expectations. Despite global macroeconomic headwinds, Nike experienced solid demand throughout all geographic segments with strong sales in Europe and Asia driving double-digit revenue growth while gross margin expansion helped the company deliver even stronger profit growth. In addition, management reiterated their confidence in Nike’s growth potential.

Our overweight position in technology company Alphabet Inc. Class A contributed to performance. Shares reacted positively to news that the company would reorganize into two main segments — the “core” businesses, such as Google search and YouTube, and emerging businesses, such as Nest. Investors expect the reorganization to result in greater transparency around the health of the core business and insight into longer-term areas of potential growth for the company. The company subsequently reported slightly better than expected results and announced plans to buy back 1% of its shares. Although a modest share repurchase program, the company’s nod toward capital discipline was very well received by the market.

Among the key detractors were our overweight positions in Shire PLC (“Shire”) and McKesson Corporation as well as not owning Alphabet Inc. Class C.

Not owning the Class C shares of technology company Alphabet Inc. detracted from performance. As detailed above, the Fund benefited from owning the Class A shares of the stock.

Top Ten Holdings as of November 30, 2015* (as a percentage of net assets)

Apple, Inc.	6.9%
Alphabet, Inc.	4.9%
Amazon.com, Inc.	4.2%
Home Depot, Inc.	3.8%
Visa, Inc.	3.3%
PepsiCo, Inc.	2.8%
Nike, Inc.	2.6%
Comcast Corp. — Class A	2.4%
Microsoft Corp.	2.2%
Blackrock, Inc.	2.2%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Owning non-benchmark specialty pharmaceutical company Shire detracted from performance. Shire’s unexpected bid to acquire Baxalta, Inc. weighed on shares as investors question the long-term value of Baxalta’s key hematology drugs. In addition, while the company’s announced acquisition of Dyax Corp. to gain access to its hereditary angioedema drug in late stage trials makes strategic sense for Shire, the high purchase price of $6 billion and the near-term dilution to 2016 earnings per share received some mixed reviews by the investment community. Finally, Shire shares fell amidst a broad decline in pharmaceutical stocks on concerns that U.S. politicians may take measures to curb drug prices.

Our overweight position in health care company McKesson Corporation detracted from performance. The stock underperformed after reporting an off quarter in July, when the company warned investors about lower generic drug inflation in the near-term which impacts drug distribution profits. Investors are also concerned about general drug price inflation in the next election year and merger and acquisition driven client losses.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As widely expected, the Federal Reserve Board announced a 25 basis point (0.25%) interest rate hike in the federal funds rate following the December gathering of its policy-making FOMC, bringing the interest rate target to 0.25%–0.5%. We believe that the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Prior to October 23, 2015, Voya Large-Cap Growth Fund was known as Voya Growth Opportunities Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA LARGE CAP VALUE FUND

Sector Diversification as of November 30, 2015 (as a percentage of net assets)

Financials	27.0%
Energy	12.6%
Information Technology	12.1%
Health Care	11.4%
Industrials	10.3%
Consumer Staples	7.0%
Consumer Discretionary	6.5%
Utilities	6.0%
Materials	2.8%
Telecommunication Services	2.4%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Large Cap Value Fund (the “Fund” or “Large Cap Value”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Assistant Portfolio Manager, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the six-month period ended November 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of –4.97% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned –3.08% for the same period.

Portfolio Specifics: The Fund’s underperformance was driven primarily by unfavorable stock selection, particularly within the financials and consumer discretionary sectors. While a modest overweight allocation to the energy sector also detracted value, stock selection within the energy sector contributed positively to results. Stock selection was strongest within the consumer staples and information technology sectors.

On an individual security basis, the key detractors from performance were Plains GP Holdings LP and Viacom Inc. (“Viacom”).

Owning non-benchmark name Plains GP Holdings LP, which through its subsidiaries engages in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the processing, transportation, fractionation, storage and marketing of natural gas liquids, underperformed. While the company reported a relatively in-line quarter, management slightly lowered guidance for the 2015 financial year and discussed a conservative industry outlook for 2016 given the retrenchment in oil prices. Although the commentary was not company specific and 2017 expectations were maintained, the stock sold off significantly more than its peers.

Owning non-benchmark name Viacom, a global entertainment content company, underperformed. Shares of Viacom were negatively impacted by the significant shift in the media sector during the period. The whole group sold off following the Walt Disney Company’s reduced guidance as investors factored in Pay TV “cord-cutters,” previous subscribers who stop using conventional cable services. Viacom’s quarterly results were only modestly below expectations but fueled investor concerns about the secular challenge facing traditional media.

Among the key contributors to performance were Valero Energy Corporation and Kinder Morgan Inc.

Top Ten Holdings as of November 30, 2015 (as a percentage of net assets)

Wells Fargo & Co.	4.3%
General Electric Co.	3.5%
JPMorgan Chase & Co.	3.5%
Microsoft Corp.	3.2%
Pfizer, Inc.	3.0%
Cisco Systems, Inc.	2.8%
Intel Corp.	2.8%
Merck & Co., Inc.	2.7%
Citigroup, Inc.	2.6%
AT&T, Inc.	2.4%
Portfolio holdings are subject to change daily.

An overweight position in Valero Energy Corporation, a manufacturer and marketer of transportation fuels, petrochemical products and power, outperformed. Over the period the company reported better than expected results from improved margin capture and profitability largely due to west coast and midcontinent operations. Furthermore, the company’s new CEO has been positioning the company more favorably with regard to capital allocation and operational progression, which we believe has yet to be fully appreciated.

Not owning Kinder Morgan, Inc. (“Kinder Morgan”), an energy company operating a large network of natural gas and refined petroleum product pipelines, contributed to relative performance. Shares of Kinder Morgan sold off during the period following third quarter 2015 earnings that were slightly below expectations. Furthermore, management reduced its dividend guidance for 2016 and noted it will pursue alternative financing arrangements.

Current Strategy and Outlook: In our opinion, we continue to see attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture.

*	Effective September 4, 2015, Robert Kloss is no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2015 (as a percentage of net assets)

Consumer Discretionary	22.3%
Information Technology	19.7%
Industrials	16.8%
Health Care	14.5%
Financials	11.3%
Consumer Staples	7.3%
Materials	4.6%
Energy	0.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of –3.24% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned –3.56% and –4.08%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell Midcap® Growth Index for the reporting period due to stock selection. Stock selection in the industrials and information technology sectors contributed the most to performance. In contrast, stock selection in the consumer discretionary and telecommunication services sectors detracted the most from performance.

Vantiv, Inc., Southwest Airlines Co. and Integrated Device Technology, Inc. were the biggest contributors to performance during the six-month period. Our overweight position in Vantiv, Inc. contributed positively to performance. The stock performed well after the company beat expectations for the second quarter of 2015 and raised guidance. The strong results were driven by an acceleration in the merchant segment’s high growth channels and the execution of an accretive tax receivable agreement. Management’s preliminary expectation for 2016 organic revenue growth was also received positively.

Our overweight position in Southwest Airlines Co. contributed to performance. The company reported back to back quarters of record earnings, fueled by lower oil prices. In addition, the company has been disciplined on pricing, instead of using the cost savings to build out new routes and upgrade its plane fleet, positioning the company for continued growth.

Our overweight position in semiconductor company Integrated Device Technology, Inc., a company that is not in the Russell Midcap® Growth Index, contributed to performance. We initiated the position in September, as the stock was trading toward the low end of its historical relative valuation. We believed that the company’s business was improving and that it would deliver better than expected quarterly results. Investors had been skeptical of the company’s ability to deliver on management’s projections, but as the earnings report date approached, investor confidence improved, driving the stock up. Ultimately, the company reported strong results at the end of October 2015, justifying the improved sentiment.

Qorvo, Inc., Medivation, Inc. and EQT Corporation were among the most significant detractors for the period. Our overweight position in semiconductor manufacturer Qorvo, Inc. detracted from performance. Despite topping quarterly earnings expectations, an unexpected inventory build in China caused significant weakness in the stock. Weak guidance specifically elevated market concerns around China Long-Term Evolution growth as well as the longevity of the secular radio frequency growth story.

Top Ten Holdings as of November 30, 2015* (as a percentage of net assets)

Southwest Airlines Co.	2.9%
Coca-Cola Enterprises, Inc.	2.3%
Ross Stores, Inc.	2.2%
Red Hat, Inc.	2.1%
Edwards Lifesciences Corp.	2.0%
Packaging Corp. of America	1.9%
Roper Technologies, Inc.	1.8%
Monster Beverage Corp.	1.8%
Dollar General Corp.	1.8%
Electronic Arts, Inc.	1.8%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Our overweight position in biopharmaceutical company Medivation, Inc. detracted from performance. Despite announcing positive Phase 2 data on Xtandi in triple negative breast cancer, shares of Medivation, Inc. underperformed due to sluggish script trends for Xtandi in prostate cancer during the second quarter of 2015, a potential filing against Johnson & Johnson’s Zytiga confirming the emergence of generic competition in the AR-blocker class, and a lack of catalysts until later this year.

Our overweight position in energy company EQT Corporation detracted from performance. The stock declined, along with other exploration and production companies, amidst a weak natural gas environment.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As widely expected, the Federal Reserve Board announced a 0.25% interest rate hike in the federal funds rate following the December gathering of its policy-making Federal Open Market Committee, bringing the target to 0.25%–0.5%. We believe that the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA MULTI-MANAGER MID CAP VALUE FUND

Sector Diversification as of November 30, 2015 (as a percentage of net assets)

Financials	29.6%
Consumer Discretionary	14.5%
Industrials	13.6%
Information Technology	10.6%
Materials	7.0%
Utilities	6.9%
Energy	6.1%
Health Care	5.9%
Consumer Staples	3.6%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Multi-Manager Mid Cap Value Fund (the “Fund” or “MidCap Value”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company, LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (“Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV, and; James N. Mordy, Portfolio Manager of Wellington.

Performance: For the six-month period ended November 30, 2015, the Fund’s Class I shares provided a total return of –3.91% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned –4.65%, for the same period.

Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 263 basis points (2.63%) for the six-month period ended November 30, 2015. During the second half of 2015, worries over the deterioration in global economic growth focused investors’ gaze on China and the potential for contagion in other markets. Compounding those worries were weak global commodity prices suggesting that growth around the globe is anemic, not just in China. Fears were further compounded when the Federal Reserve Board (“Fed”) delayed yet again its planned increase in interest rates. Despite the moderate decline in stock prices, many investors don’t appear to see stocks as a bargain, given the deteriorating earnings outlook.

During the period, the Sleeve’s performance primarily benefited from its exposure to the financial services and information technology sectors with some additional positive contribution from consumer staples. This overall positive performance was somewhat offset by underperformance in the industrial, energy, consumer discretionary and materials sectors. The best stock performance came from HCC Insurance, which was acquired by Japanese insurer Tokio Fire & Marine and rose 36.9% during the period. Other strong contributors included SEI Investments, First Republic Bank and Bank United. The Sleeve’s performance was somewhat negatively affected by holdings in Kinder Morgan, Quanta Services and Carters Inc. In general, areas of the stock market that are perceived to be more economically sensitive have underperformed, while high quality, stable growth have outperformed. The ability to select stocks that positively impacted Sleeve returns was the key reason for our outperformance during the period.

Top Ten Holdings as of November 30, 2015 (as a percentage of net assets)

BankUnited, Inc.	1.4%
PartnerRe Ltd.	1.4%
Kroger Co.	1.3%
Ross Stores, Inc.	1.2%
Euronet Worldwide, Inc.	1.1%
Reliance Steel & Aluminum Co.	1.1%
CIT Group, Inc.	1.1%
Hexcel Corp.	1.0%
CBRE Group, Inc.	1.0%
XL Group Plc	1.0%
Portfolio holdings are subject to change daily.

LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 94 basis points (0.94%) for the six-month period ended November 30, 2015. Deep value stocks struggled during the period making it a very challenging environment for our approach. Stock selection was negative within a variety of sectors but especially so in technology, financials, consumer discretionary and utilities. Given our diversified approach it was a handful of stocks in each of these sectors that drove underperformance, a typical pattern for our style of investing in both favorable and unfavorable market environments. The Sleeve was positively impacted by its sector weights that are a residual of our model’s bottom-up stock selection methodology. Specifically, a 3% underweight to energy helped returns given that the energy sector was the worst performing sector over the last six months. Stock selection within the energy sector also contributed positively due to exposure to refiners and energy retailers.

Some of the top performing holdings included Valero Energy, Marathon Petroleum and Hawaiian Holdings. Laggards included Brocade Communications, Western Digital, Seagate Technology, World Acceptance, Macy’s and Dillard’s.

Wellington Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 224 basis points (2.24%) for the six-month period ended November 30, 2015. Stock selection was the primary driver of outperformance during the period. Selection within the financials, energy, and materials sectors contributed the most to relative returns. These favorable results were partially offset by weaker selection in the information technology and industrials sectors.

Sector allocation, a residual of the bottom-up stock selection process, detracted from overall relative performance. In particular, an overweight allocation to the materials sector and underweight allocations to the financials and utilities sectors detracted from performance. An underweight allocation to the energy sector contributed positively to relative results.

VOYA MULTI-MANAGER MID CAP VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Top contributors to relative performance during the period included Japan-based biopharmaceutical company, Ono Pharmaceutical (health care), owner and operator of storage facilities, Extra Space Storage (financials), and not owning benchmark constituent Freeport-McMoran (materials), a global mining company. Top detractors from relative performance included Canada-based methanol producer, Methanex (materials), Canada-based sports equipment developer and manufacturer, Performance Sports (consumer discretionary), and high quality senior living facilities operator, Brookdale Senior Living (health care).

Current Strategy & Outlook: Hahn Capital Management Sleeve — We remain cautious regarding the equity markets for the next six to twelve months. In many sectors of the economy, corporate earnings estimates are being adjusted downward; profits for S&P 500 companies slipped 4.9% in the third quarter compared with the year-ago period. This decline marked the first time since 2009 that corporate earnings have fallen two quarters in a row. While a slowing China and a strong U.S. dollar are the primary culprits for the negative earnings revisions, we believe this dynamic could stay in place at least for another quarter or two. In the meantime, the Fed may indeed chose to go ahead and raise short term interest rates which would put upward pressure on bond yields and downward pressure on valuations. We believe that the uncertain but weakening global economic backdrop will produce more volatility in the U.S. stock market in the months ahead. The good news is that we have a robust pipeline of new ideas and thus we believe we are well positioned to take advantage of any meaningful pull back in stock prices as a result of further volatility.

LSV Sleeve — By historical standards stocks are neither cheap nor expensive at present, trading close to fair value. The Sleeve, however, trades at sizeable discounts relative to the benchmark as well as the broad market. Current valuations are 11x 2016 earnings estimates, 7x trailing cash flow and a 2.8% yield. We continue to believe, and empirical evidence supports, that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.

Wellington Sleeve — Our investment process seeks to consistently add value through intensive, fundamental research and bottom-up security selection. We pursue this objective by selecting what we believe to be high quality stocks with strong balance sheets and good business models, and which are attractively valued relative to global industry peers. We take an opportunistic approach, often considering shifts in industry dynamics and looking beyond near-term factors that we believe are discounted in the stock’s price. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.

At the end of the period our most significant overweight allocations relative to the benchmark were to the consumer discretionary, industrials, and materials sectors, while our largest underweights were to the utilities, financials, and energy sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA REAL ESTATE FUND

REIT Diversification as of November 30, 2015 (as a percentage of net assets)

Retail REITs	22.4%
Residential REITs	20.9%
Specialized REITs	18.7%
Office REITs	17.0%
Diversified REITs	7.6%
Hotels, Resorts & Cruise Lines	4.5%
Industrial REITs	4.2%
Real Estate Services	3.3%
Diversified Real Estate Activities	0.9%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.47% compared to the MSCI U.S. REIT® Index (the “Index”), which returned 2.40%, for the same period.

Portfolio Specifics: U.S. real estate stocks, as measured by the Index, generated an aggregate 2.4% total return over the reporting period. Real estate stocks have benefited from improving economic conditions, low bond yields, accommodative capital markets, and improving demand for real estate space. Performance across the ten primary property sectors has been mixed as the best-performing sector, storage, was up +17.8% during the period, while the poorest-performing sector, hotels, was down –11.5% during the period. From a fundamental perspective, companies continue to grow earnings at a solid pace and continue to pay attractive dividends. Additionally, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space — leading to higher occupancies, rents and values — and access to attractively-priced capital.

Economic growth continues to show signs of improvement, and employment data have improved to the point where the Federal Reserve Board may decide to move from its zero interest rate policy. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.

We believe demand for real estate remains high, given the desire for above-average yields that can increase with stronger economic growth. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. From a pricing standpoint, the spread between capitalization rates and 10-year Treasury bond yields remains at historically wide levels, which suggests that there is plenty of “cushion” should bond yields increase. We believe an upward move in short-term interest rates is not the key data point to watch, rather it is how long-term interest rates react. We anticipate long-term rates to remain stable given continued sluggish economic growth globally, generally accommodative central bank policy, decelerating economic growth in China and low interest rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term interest rates well below those observed in the late 20th century. With listed property companies trading at a discount to private market values and merger and acquisition activity heating up, we believe listed real estate remains attractive.

During the period, the Fund outperformed the benchmark as stock selection and asset allocation decisions benefited relative performance. Stock selection accounted for more than half of the relative outperformance, led by picks in the healthcare, storage and residential sectors. Meanwhile, asset allocation added value via underweights to the underperforming healthcare and net lease sectors as well as from overweights to the outperforming apartment, technology (data centers) and industrial sectors.

Top Ten Holdings as of November 30, 2015 (as a percentage of net assets)

Simon Property Group, Inc.	9.7%
Equity Residential	7.0%
Welltower, Inc.	5.3%
Public Storage, Inc.	5.1%
AvalonBay Communities, Inc.	4.5%
General Growth Properties, Inc.	4.4%
ProLogis, Inc.	4.2%
Boston Properties, Inc.	3.6%
SL Green Realty Corp.	3.3%
Essex Property Trust, Inc.	3.1%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We believe the combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite the market’s nervousness of what rising U.S. interest rates will mean for short-term stock performance, we believe the underlying business of real estate is very good. Economic growth is expanding in most developed markets around the globe. While the rumblings out of China plus the continuing political/financial drama within the Eurozone regarding Greece and its implications are reasons for some caution, we believe any meaningful volatility will create an opportunity to buy high-quality real estate companies with visible expected earnings at discounted prices. Low levels of new construction also suggest that owners of existing properties should continue to enjoy improved pricing power. With expected earnings growth in the 7–8% range for this year and next, and dividends growing at least in-line with earnings, we believe real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

We prefer investments that could prove resilient against global economic uncertainty on the one hand, and on the other hand the negative sentiment surrounding the eventual prospect of rising U.S. interest rates. Specifically, we favor the apartment sector, coastal central business district office, high-end mall companies, data centers and industrial stocks; we are more cautious on the net lease, healthcare, and storage sectors. Portfolio positioning emphasizes property types which typically benefit the most from improving economic conditions. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. metro area, which continues to be soft, particularly in northern Virginia. We remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

VOYA SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of November 30, 2015 (as a percentage of net assets)

Information Technology	25.1%
Health Care	22.5%
Consumer Discretionary	16.2%
Industrials	15.4%
Financials	7.7%
Materials	4.6%
Consumer Staples	2.2%
Exchange-Traded Funds	1.6%
Energy	1.6%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya SmallCap Opportunities Fund (the ″Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the six-month period ended November 30, 2015, the Fund’s Class A shares, excluding sales charges, provided a total return of –2.27% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned –3.48% and –3.21%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell 2000® Growth Index primarily due to favorable stock selection. Stock selection within the semiconductor, health care equipment and services and retail sectors contributed the most to performance. By contrast, stock selection within the energy and real estate sectors detracted value. Additionally, while an overweight allocation to the banks sector and an underweight allocation to the pharmaceutical and biotechnology sector generated positive results; stock selection within the sectors was a notable headwind.

The main individual contributors to performance were IPC Healthcare, Inc. (“IPC”) and Dealertrack Technologies, Inc. (“Dealertrack”).

An overweight position in IPC, a national physician group practice, benefited performance during the period. IPC shares rose in response to the announcement that the company would be acquired by Team Health Holdings, Inc.

Within the software and services sector, an overweight position in Dealertrack produced favorable results during the period. Shares reacted positively to the announcement that Cox Automotive would acquire Dealertrack for $63.25 per share in an all-cash transaction. The acquisition closed on October 2, 2015.

Key detractors from performance were Nimble Storage, Inc. (“Nimble”) and Barracuda Networks, Inc. (“Barracuda”).

Within the hardware and equipment sector, an overweight position in Nimble, a company that provides a data storage platform, detracted value. Shares fell in response to a revenue miss in the third quarter of 2015 and a reduced fourth quarter 2015 estimate for sales as their enterprise business is taking longer to ramp up. Importantly, Nimble’s management is investing more heavily than anticipated in sales and marketing going forward and pushed out their previous profitability goals.

Top Ten Holdings as of November 30, 2015* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.6%
Vail Resorts, Inc.	1.4%
Tyler Technologies, Inc.	1.4%
STERIS PLC	1.2%
Team Health Holdings, Inc.	1.2%
Manhattan Associates, Inc.	1.2%
Clarcor, Inc.	1.1%
Littelfuse, Inc.	1.1%
j2 Global, Inc.	1.1%
Healthsouth Corp.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

An overweight position in Barracuda, a company which offers cloud-connected solutions for security and storage, had a negative impact during the period. Barracuda shares declined in response to its reduced forward outlook driven by concerns of continued softness in Europe and a reduction in the near-term growth rate of their storage segment.

Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we believe that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

*	Effective June 30, 2015, Steve Salopek retired from Voya Investment Management Co. LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2015*	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2015*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,016.20	1.26%	$6.35	$1,000.00	$1,018.70	1.26%	$6.36
Class B	1,000.00	1,012.60	1.94	9.76	1,000.00	1,015.30	1.94	9.77
Class C	1,000.00	1,012.70	1.94	9.76	1,000.00	1,015.30	1.94	9.77
Class I	1,000.00	1,017.70	0.84	4.24	1,000.00	1,020.80	0.84	4.24
Class R	1,000.00	1,014.90	1.39	7.00	1,000.00	1,018.05	1.39	7.01
Class R6(1)	1,000.00	1,014.90	0.78	3.91	1,000.00	1,021.10	0.78	3.94
Class W	1,000.00	1,017.80	0.93	4.69	1,000.00	1,020.35	0.93	4.70
Voya Large Cap Value Fund
Class A	1,000.00	950.30	1.10%	5.36	1,000.00	1,019.50	1.10%	5.55
Class B	1,000.00	946.70	1.85	9.00	1,000.00	1,015.75	1.85	9.32
Class C	1,000.00	946.40	1.85	9.00	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	952.00	0.76	3.71	1,000.00	1,021.20	0.76	3.84
Class O	1,000.00	950.30	1.10	5.36	1,000.00	1,019.50	1.10	5.55
Class R	1,000.00	949.10	1.34	6.53	1,000.00	1,018.30	1.34	6.76
Class R6	1,000.00	952.10	0.74	3.61	1,000.00	1,021.30	0.74	3.74
Class W	1,000.00	952.20	0.85	4.15	1,000.00	1,020.75	0.85	4.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)	Commencement operations was June 2, 2015. Expenses paid for the actual Fund’s return reflect the 182-day period ended November 30, 2015.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2015*	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2015*
Voya MidCap Opportunities Fund
Class A	1,000.00	967.60	1.34%	6.59	1,000.00	1,018.30	1.34%	6.76
Class B	1,000.00	964.20	2.09	10.26	1,000.00	1,014.55	2.09	10.53
Class C	1,000.00	964.50	2.09	10.26	1,000.00	1,014.55	2.09	10.53
Class I	1,000.00	969.40	0.98	4.83	1,000.00	1,020.10	0.98	4.95
Class O	1,000.00	967.90	1.34	6.59	1,000.00	1,018.30	1.34	6.76
Class R	1,000.00	966.40	1.59	7.82	1,000.00	1,017.05	1.59	8.02
Class R6	1,000.00	969.80	0.88	4.33	1,000.00	1,020.60	0.88	4.45
Class W	1,000.00	969.10	1.09	5.37	1,000.00	1,019.55	1.09	5.50
Voya Multi-Manager MidCap Value Fund
Class I	1,000.00	960.90	0.84%	4.12	1,000.00	1,020.80	0.84%	4.24
Voya Real Estate Fund
Class A	1,000.00	1,034.70	1.29%	6.56	1,000.00	1,018.55	1.29%	6.51
Class B	1,000.00	1,030.40	2.04	10.36	1,000.00	1,014.80	2.04	10.28
Class C	1,000.00	1,029.00	2.04	10.35	1,000.00	1,014.80	2.04	10.28
Class I	1,000.00	1,033.70	0.92	4.68	1,000.00	1,020.40	0.92	4.65
Class O	1,000.00	1,035.30	1.29	6.56	1,000.00	1,018.55	1.29	6.51
Class R	1,000.00	1,033.30	1.54	7.83	1,000.00	1,017.30	1.54	7.77
Class R6	1,000.00	1,034.50	0.86	4.37	1,000.00	1,020.70	0.86	4.34
Class W	1,000.00	1,029.20	1.04	5.28	1,000.00	1,019.80	1.04	5.25
Voya SmallCap Opportunities Fund
Class A	1,000.00	977.30	1.40%	6.92	1,000.00	1,018.00	1.40%	7.06
Class B	1,000.00	973.80	2.15	10.61	1,000.00	1,014.25	2.15	10.83
Class C	1,000.00	973.80	2.15	10.61	1,000.00	1,014.25	2.15	10.83
Class I	1,000.00	978.80	1.12	5.54	1,000.00	1,019.40	1.12	5.65
Class R	1,000.00	976.20	1.65	8.15	1,000.00	1,016.75	1.65	8.32
Class R6	1,000.00	979.40	0.98	4.85	1,000.00	1,020.10	0.98	4.95
Class W	1,000.00	978.70	1.15	5.69	1,000.00	1,019.25	1.15	5.81

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2015 (UNAUDITED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$414,224,657	$1,114,748,405	$1,312,489,136
Short-term investments at fair value**	16,008,000	30,657,184	57,117,659
Total investments at fair value	$430,232,657	$1,145,405,589	$1,369,606,795
Cash	523	26,719	372
Foreign currencies at value***	—	3,659	—
Receivables:
Fund shares sold	402,502	489,978	960,641
Dividends	297,660	2,894,140	997,254
Prepaid expenses	34,422	55,809	47,305
Reimbursement due from manager	49,207	76,605	23,637
Other assets	8,835	53,370	40,706
Total assets	431,025,806	1,149,005,869	1,371,676,710
LIABILITIES:
Payable for fund shares redeemed	274,794	969,526	1,840,800
Payable upon receipt of securities loaned	—	9,923,184	15,920,659
Payable for investment management fees	282,682	706,156	928,067
Payable for distribution and shareholder service fees	43,147	175,185	179,529
Payable to trustees under the deferred compensation plan (Note 6)	5,306	52,778	17,405
Payable for trustee fees	921	5,878	7,015
Other accrued expenses and liabilities	178,416	430,274	947,293
Total liabilities	785,266	12,262,981	19,840,768
NET ASSETS	$430,240,540	$1,136,742,888	$1,351,835,942
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$348,165,762	$1,030,131,084	$1,097,040,908
Undistributed (distributions in excess of) net investment income	(96,584)	2,133,778	(4,990,928)
Accumulated net realized gain (loss)	2,805,451	(3,044,069)	130,256,055
Net unrealized appreciation	79,365,911	107,522,095	129,529,907
NET ASSETS	$430,240,540	$1,136,742,888	$1,351,835,942
____________________
+ Including securities loaned at value	$—	$9,720,562	$15,557,565
* Cost of investments in securities	$334,858,746	$1,007,225,444	$1,182,959,229
** Cost of short-term investments	$16,008,000	$30,657,184	$57,117,659
*** Cost of foreign currencies	$—	$4,525	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$72,665,797	$458,568,782	$332,190,851
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,317,442	39,889,937	14,275,120
Net asset value and redemption price per share†	$31.36	$11.50	$23.27
Maximum offering price per share (5.75%)(1)	$33.27	$12.20	$24.69

Class B
Net assets	$516,601	$3,535,424	$2,444,357
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	18,691	308,737	125,922
Net asset value and redemption price per share†	$27.64	$11.45	$19.41

Class C
Net assets	$33,479,083	$85,209,174	$119,031,928
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,215,874	7,432,291	6,178,388
Net asset value and redemption price per share†	$27.53	$11.46	$19.27

Class I
Net assets	$245,882,660	$231,954,146	$663,790,857
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	7,168,035	18,878,212	25,906,690
Net asset value and redemption price per share	$34.30	$12.29	$25.62

Class O
Net assets	n/a	$26,702,037	$52,498,342
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	2,325,266	2,262,973
Net asset value and redemption price per share	n/a	$11.48	$23.20

Class R
Net assets	$1,387,746	$5,063,284	$2,249,270
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	40,693	440,937	97,863
Net asset value and redemption price per share	$34.10	$11.48	$22.98

Class R6
Net assets	$66,137,820	$287,113,545	$104,288,947
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,928,417	23,382,523	4,060,333
Net asset value and redemption price per share	$34.30	$12.28	$25.68

Class W
Net assets	$10,170,833	$38,596,496	$75,341,390
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	303,181	3,149,346	2,970,253
Net asset value and redemption price per share	$33.55	$12.26	$25.37
____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2015 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$246,279,405	$1,337,700,073	$717,610,772
Short-term investments at fair value**	5,573,280	8,600,527	57,409,862
Total investments at fair value	$251,852,685	$1,346,300,600	$775,020,634
Cash	1,684,620	—	33,811
Receivables:
Investment securities sold	1,892,022	—	4,390,916
Fund shares sold	92,773	961,026	1,978,317
Dividends	350,310	1,343,116	371,484
Interest	15	—	—
Foreign tax reclaims	13,366	—	—
Prepaid expenses	614	59,022	45,558
Other assets	11,835	22,974	7,328
Total assets	255,898,240	1,348,686,738	781,848,048
LIABILITIES:
Payable for investment securities purchased	392,758	—	4,792,830
Payable for fund shares redeemed	61,418	1,732,192	2,035,495
Payable upon receipt of securities loaned	4,541,180	—	33,712,862
Payable for investment management fees	164,326	879,710	548,249
Payable for distribution and shareholder service fees	—	73,812	82,877
Payable to trustees under the deferred compensation plan (Note 6)	2,553	22,323	7,328
Payable for trustee fees	1,501	6,781	3,726
Other accrued expenses and liabilities	118,004	631,267	230,200
Total liabilities	5,281,740	3,346,085	41,413,567
NET ASSETS	$250,616,500	$1,345,340,653	$740,434,481
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$200,882,169	$859,782,235	$631,205,514
Undistributed (distributions in excess of) net investment income	2,312,323	(6,257,386)	(3,274,264)
Accumulated net realized gain (loss)	39,401,651	(16,217,644)	57,024,302
Net unrealized appreciation	8,020,357	508,033,448	55,478,929
NET ASSETS	$250,616,500	$1,345,340,653	$740,434,481
____________________
+ Including securities loaned at value	$4,433,371	$—	$32,835,401
* Cost of investments in securities	$238,255,115	$829,666,625	$662,131,843
** Cost of short-term investments	$5,573,280	$8,600,527	$57,409,862

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$193,279,997	$183,628,314
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	9,815,653	3,228,696
Net asset value and redemption price per share†	n/a	$19.69	$56.87
Maximum offering price per share (5.75%)(1)	—	$20.89	$60.34

Class B
Net assets	n/a	$286,211	$343,810
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	14,453	7,339
Net asset value and redemption price per share†	n/a	$19.80	$46.85

Class C
Net assets	n/a	$30,277,307	$54,672,643
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,471,169	1,169,398
Net asset value and redemption price per share†	n/a	$20.58	$46.75

Class I
Net assets	$250,616,500	$991,513,270	$336,199,468
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	19,985,229	46,986,835	5,529,262
Net asset value and redemption price per share	$12.54	$21.10	$60.80

Class O
Net assets	n/a	$37,097,370	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	1,886,453	n/a
Net asset value and redemption price per share	n/a	$19.67	n/a

Class R
Net assets	n/a	$3,427,664	$2,987,873
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	174,659	53,189
Net asset value and redemption price per share	n/a	$19.62	$56.17

Class R6
Net assets	n/a	$15,208,345	$127,239,139
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	720,543	2,087,259
Net asset value and redemption price per share	n/a	$21.11	$60.96

Class W
Net assets	n/a	$74,250,489	$35,363,234
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	3,139,751	587,855
Net asset value and redemption price per share	n/a	$23.65	$60.16
____________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2015 (UNAUDITED)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,070,978	$16,292,334	$6,412,198
Securities lending income, net	709	14,448	5,130
Total investment income	1,071,687	16,306,782	6,417,328

EXPENSES:
Investment management fees	736,616	4,385,896	5,861,950
Distribution and shareholder service fees:
Class A	114,309	597,442	430,585
Class B	3,093	20,617	13,677
Class C	140,774	445,885	606,923
Class O	—	34,615	66,607
Class R	710	13,485	5,667
Transfer agent fees:
Class A	73,645	358,174	353,956
Class B	698	3,088	2,807
Class C	31,758	66,826	124,759
Class I	3,647	79,153	473,633
Class O	—	20,752	54,770
Class R	320	4,041	2,330
Class R6	143	664	1,497
Class W	6,984	33,199	90,674
Shareholder reporting expense	16,939	27,450	71,622
Registration fees	35,606	64,315	56,584
Professional fees	11,618	37,451	41,407
Custody and accounting expense	19,782	78,790	87,593
Trustee fees	2,762	17,631	21,045
Miscellaneous expense	6,951	43,258	41,153
Interest expense	—	181	110
Total expenses	1,206,355	6,332,913	8,409,349
Net waived and reimbursed fees	(144,170)	(481,559)	(132,229)
Net expenses	1,062,185	5,851,354	8,277,120
Net investment income (loss)	9,502	10,455,428	(1,859,792)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,320,403	(20,596,721)	44,549,118
Foreign currency related transactions	3,529	592	23,301
Net realized gain (loss)	7,323,932	(20,596,129)	44,572,419
Net change in unrealized appreciation (depreciation) on:
Investments	(412)	(52,324,483)	(91,263,874)
Foreign currency related transactions	—	(138)	—
Net change in unrealized appreciation (depreciation)	(412)	(52,324,621)	(91,263,874)
Net realized and unrealized gain (loss)	7,323,520	(72,920,750)	(46,691,455)
Increase (decrease) in net assets resulting from operations	$7,333,022	$(62,465,322)	$(48,551,247)
____________________
* Foreign taxes withheld	$—	$93,780	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2015 (UNAUDITED)

	Voya Multi-Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,280,423	$16,551,164	$2,923,663
Interest	121	—	—
Securities lending income, net	39,017	—	97,830
Total investment income	2,319,561	16,551,164	3,021,493

EXPENSES:
Investment management fees	936,314	5,425,228	3,416,878
Distribution and shareholder service fees:
Class A	—	256,436	225,427
Class B	—	1,680	1,870
Class C	—	151,391	266,003
Class O	—	45,686	—
Class R	—	7,804	6,829
Transfer agent fees:
Class A	—	203,808	161,920
Class B	—	333	336
Class C	—	30,091	47,767
Class I	3,213	343,291	248,609
Class O	—	36,327	—
Class R	—	3,104	2,453
Class R6	—	221	658
Class W	—	76,056	40,527
Shareholder reporting expense	1,281	59,979	54,425
Registration fees	493	61,377	53,959
Professional fees	9,793	43,274	23,510
Custody and accounting expense	49,483	83,617	53,225
Trustee fees	4,505	20,345	11,177
Miscellaneous expense	8,194	42,197	18,901
Interest expense	132	—	171
Total expenses	1,013,408	6,892,245	4,634,645
Net recouped/waived and reimbursed fees	(27,563)	715	—
Brokerage commission recapture	(650)	—	—
Net expenses	985,195	6,892,960	4,634,645
Net investment income (loss)	1,334,366	9,658,204	(1,613,152)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,211,921	53,621,463	37,424,201
Foreign currency related transactions	8,247	651	—
Net realized gain	4,220,168	53,622,114	37,424,201
Net change in unrealized appreciation (depreciation) on:
Investments	(15,041,310)	(20,676,975)	(54,375,660)
Foreign currency related transactions	(340)	—	—
Net change in unrealized appreciation (depreciation)	(15,041,650)	(20,676,975)	(54,375,660)
Net realized and unrealized gain (loss)	(10,821,482)	32,945,139	(16,951,459)
Increase (decrease) in net assets resulting from operations	$(9,487,116)	$42,603,343	$(18,564,611)
____________________
* Foreign taxes withheld	$9,217	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Six Months Ended November 30, 2015	Year Ended May 31, 2015	Six Months Ended November 30, 2015	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$9,502	$(181,497)	$10,455,428	$15,280,152
Net realized gain (loss)	7,323,932	7,216,414	(20,596,129)	73,105,200
Net change in unrealized appreciation (depreciation)	(412)	9,827,291	(52,324,621)	(8,209,230)
Increase (decrease) in net assets resulting from operations	7,333,022	16,862,208	(62,465,322)	80,176,122

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(3,777,605)	(3,881,684)
Class B	—	—	(14,943)	(44,898)
Class C	—	—	(355,337)	(756,353)
Class I	—	—	(2,262,140)	(4,728,777)
Class O	—	—	(219,820)	(169,260)
Class R	—	—	(36,761)	(70,809)
Class R6	—	—	(2,591,543)	(5,194,643)
Class W	—	—	(381,255)	(877,858)
Net realized gains:
Class A	(4,388,052)	(7,188,261)	—	(19,402,297)
Class B	(42,220)	(122,852)	—	(523,693)
Class C	(2,123,461)	(3,138,758)	—	(10,179,704)
Class I	(1,865,566)	(3,030,737)	—	(25,893,416)
Class O	—	—	—	(748,029)
Class R	(980)	(332)	—	(642,548)
Class R6	(189)	—	—	(25,488,040)
Class W	(332,535)	(380,870)	—	(5,365,925)
Total distributions	(8,753,003)	(13,861,810)	(9,639,404)	(103,967,934)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,758,082	25,813,382	124,492,574	193,572,048
Proceeds from shares issued in merger (Note 15)	299,970,381	—	—	425,957,687
Reinvestment of distributions	7,449,440	11,633,035	8,867,274	96,006,375
	326,177,903	37,446,417	133,359,848	715,536,110
Cost of shares redeemed	(22,020,584)	(38,025,075)	(165,276,551)	(301,531,796)
Net increase (decrease) in net assets resulting from capital share transactions	304,157,319	(578,658)	(31,916,703)	414,004,314
Net increase (decrease) in net assets	302,737,338	2,421,740	(104,021,429)	390,212,502

NET ASSETS:
Beginning of year or period	127,503,202	125,081,462	1,240,764,317	850,551,815
End of year or period	$430,240,540	$127,503,202	$1,136,742,888	$1,240,764,317
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(96,584)	$(106,086)	$2,133,778	$1,317,754

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Six Months Ended November 30, 2015	Year Ended May 31, 2015	Six Months Ended November 30, 2015	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$(1,859,792)	$(4,952,720)	$1,334,366	$3,078,949
Net realized gain	44,572,419	174,832,007	4,220,168	49,545,559
Net change in unrealized appreciation (depreciation)	(91,263,874)	22,578,881	(15,041,650)	(25,674,512)
Increase (decrease) in net assets resulting from operations	(48,551,247)	192,458,168	(9,487,116)	26,949,996

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(847,028)	—	(3,403,885)
Class R	—	(297)	—	—
Class R6	—	(58,044)	—	—
Class W	—	(58,900)	—	—
Net realized gains:
Class A	—	(44,092,282)	—	—
Class B	—	(517,973)	—	—
Class C	—	(17,981,176)	—	—
Class I	—	(78,096,962)	—	(50,371,946)
Class O	—	(6,557,377)	—	—
Class R	—	(284,673)	—	—
Class R6	—	(4,569,579)	—	—
Class W	—	(11,261,152)	—	—
Total distributions	—	(164,325,443)	—	(53,775,831)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	118,937,815	473,043,147	70,502,130	40,245,138
Reinvestment of distributions	—	135,087,146	—	53,775,831
	118,937,815	608,130,293	70,502,130	94,020,969
Cost of shares redeemed	(207,584,669)	(612,894,752)	(25,533,735)	(183,400,190)
Net increase (decrease) in net assets resulting from capital share transactions	(88,646,854)	(4,764,459)	44,968,395	(89,379,221)
Net increase (decrease) in net assets	(137,198,101)	23,368,266	35,481,279	(116,205,056)

NET ASSETS:
Beginning of year or period	1,489,034,043	1,465,665,777	215,135,221	331,340,277
End of year or period	$1,351,835,942	$1,489,034,043	$250,616,500	$215,135,221
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(4,990,928)	$(3,131,136)	$2,312,323	$977,957

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Six Months Ended November 30, 2015	Year Ended May 31, 2015	Six Months Ended November 30, 2015	Year Ended May 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$9,658,204	$17,830,451	$(1,613,152)	$(2,862,724)
Net realized gain	53,622,114	80,040,032	37,424,201	47,979,742
Net change in unrealized appreciation (depreciation)	(20,676,975)	23,234,765	(54,375,660)	47,331,003
Increase (decrease) in net assets resulting from operations	42,603,343	121,105,248	(18,564,611)	92,448,021

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,323,186)	(3,174,064)	—	—
Class B	(2,528)	(2,628)	—	—
Class C	(206,998)	(170,248)	—	—
Class I	(12,221,332)	(16,552,482)	—	—
Class O	(414,126)	(526,475)	—	—
Class R	(32,132)	(22,968)	—	—
Class R6	(176,721)	(55,690)	—	—
Class W	(787,399)	(1,261,666)	—	—
Net realized gains:
Class A	—	(10,273,958)	—	(11,233,274)
Class B	—	(28,859)	—	(53,531)
Class C	—	(1,259,992)	—	(3,886,258)
Class I	—	(42,990,195)	—	(21,910,708)
Class O	—	(1,672,432)	—	—
Class R	—	(86,425)	—	(110,326)
Class R6	—	(24,438)	—	(6,890,598)
Class W	—	(3,965,623)	—	(2,786,550)
Return of capital:
Class A	—	(152,725)	—	—
Class B	—	(439)	—	—
Class C	—	(17,332)	—	—
Class I	—	(566,720)	—	—
Class O	—	(23,876)	—	—
Class R	—	(1,090)	—	—
Class R6	—	(32)	—	—
Class W	—	(73,066)	—	—
Total distributions	(16,164,422)	(82,903,423)	—	(46,871,245)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	100,598,111	538,718,307	126,542,562	292,017,409
Reinvestment of distributions	10,444,312	53,726,780	—	41,828,443
	111,042,423	592,445,087	126,542,562	333,845,852
Cost of shares redeemed	(231,727,471)	(552,366,790)	(124,658,080)	(166,359,244)
Net increase (decrease) in net assets resulting from capital share transactions	(120,685,048)	40,078,297	1,884,482	167,486,608
Net increase (decrease) in net assets	(94,246,127)	78,280,122	(16,680,129)	213,063,384
NET ASSETS:
Beginning of year or period	1,439,586,780	1,361,306,658	757,114,610	544,051,226
End of year or period	$1,345,340,653	$1,439,586,780	$740,434,481	$757,114,610
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$(6,257,386)	$248,832	$(3,274,264)	$(1,661,112)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
11-30-15	33.18	(0.02	)•	0.48	0.46	—	2.28	—	2.28	—	31.36	1.62	1.51	1.26		1.26		(0.12)	72,666	23
05-31-15	32.60	(0.03)		4.45	4.42	—	3.84	—	3.84	—	33.18	14.46	1.49	1.30		1.30		(0.10)	66,272	64
05-31-14	29.04	(0.05)		5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95	1.51	1.33		1.33		(0.14)	70,295	133
05-31-13	23.92	(0.02)		5.14	5.12	—	—	—	—	—	29.04	21.40	1.51	1.35		1.35		(0.09)	64,837	123
05-31-12	23.21	0.00	*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35		1.35		0.02	48,045	151
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35	†	1.35	†	0.35 †	44,528	90
Class B
11-30-15	29.62	(0.12	)•	0.42	0.30	—	2.28	—	2.28	—	27.64	1.26	2.16	1.94		1.94		(0.83)	517	23
05-31-15	29.67	(0.22	)•	4.01	3.79	—	3.84	—	3.84	—	29.62	13.73	2.14	1.95		1.95		(0.75)	785	64
05-31-14	26.74	(0.22	)•	4.94	4.72	—	1.80	—	1.80	0.01	29.67	18.21	2.16	1.98		1.98		(0.80)	1,276	133
05-31-13	22.17	(0.18	)•	4.75	4.57	—	—	—	—	—	26.74	20.61	2.16	2.00		2.00		(0.76)	1,697	123
05-31-12	21.63	(0.14	)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00		2.00		(0.66)	2,984	151
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00	†	2.00	†	(0.30)†	6,783	90
Class C
11-30-15	29.51	(0.11	)•	0.41	0.30	—	2.28	—	2.28	—	27.53	1.27	2.16	1.94		1.94		(0.80)	33,479	23
05-31-15	29.58	(0.21)		3.98	3.77	—	3.84	—	3.84	—	29.51	13.70	2.14	1.95		1.95		(0.75)	27,487	64
05-31-14	26.66	(0.21)		4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22	2.16	1.98		1.98		(0.79)	25,390	133
05-31-13	22.10	(0.17)		4.73	4.56	—	—	—	—	—	26.66	20.63	2.16	2.00		2.00		(0.73)	20,721	123
05-31-12	21.57	(0.13)		0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00		2.00		(0.63)	16,049	151
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00	†	2.00	†	(0.30)†	16,850	90
Class I
11-30-15	36.02	0.06	•	0.50	0.56	—	2.28	—	2.28	—	34.30	1.77	0.89	0.84		0.84		0.35	245,883	23
05-31-15	34.97	0.10		4.79	4.89	—	3.84	—	3.84	—	36.02	14.85	0.93	0.93		0.93		0.28	27,932	64
05-31-14	30.91	0.08		5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43	0.94	0.94		0.94		0.25	25,934	133
05-31-13	25.37	0.07		5.47	5.54	—	—	—	—	—	30.91	21.84	1.01	1.00		1.00		0.29	27,896	123
05-31-12	24.57	0.11	•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00		1.00		0.48	9,975	151
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24	1.07	1.00	†	1.00	†	0.69 †	6,711	90
Class R
11-30-15	35.92	(0.03	)•	0.49	0.46	—	2.28	—	2.28	—	34.10	1.49	1.66	1.39		1.39		(0.17)	1,388	23
05-31-15	35.05	(0.11	)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29	1.64	1.45		1.45		(0.30)	15	64
05-30-14(4)–05-31-14	35.05	(0.00	)*•	0.00 *	0.00 *	—	—	—	—	—	35.05	0.00	1.66	1.45		1.45		(1.66)	—	133
Class R6
06-02-15(4)–11-30-15	36.12	0.07	•	0.39	0.46	—	2.28	—	2.28	—	34.30	1.49	0.86	0.78		0.78		0.44	66,138	23
Class W
11-30-15	35.28	0.04	•	0.51	0.55	—	2.28	—	2.28	—	33.55	1.78	1.16	0.93		0.93		0.24	10,171	23
05-31-15	34.33	0.09	•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83	1.14	0.95		0.95		0.26	5,012	64
05-31-14	30.39	0.06		5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37	1.16	0.98		0.98		0.20	2,187	133
05-31-13	24.94	0.06		5.39	5.45	—	—	—	—	—	30.39	21.85	1.16	1.00		1.00		0.29	2,613	123
05-31-12	24.15	0.07		0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00		1.00		0.30	1,188	151
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77	1.33	1.00	†	1.00	†	0.65 †	1,109	90
Voya Large Cap Value Fund
Class A
11-30-15	12.20	0.10	•	(0.71)	(0.61)	0.09	—	—	0.09	—	11.50	(4.97)	1.19	1.10		1.10		1.67	458,569	46
05-31-15	12.81	0.18	•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62	1.20	1.15		1.15		1.41	523,033	80
05-31-14	12.19	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28	1.16	1.14		1.14		1.21	206,215	149
05-31-13	9.88	0.17		2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02	1.15	1.14		1.14		1.55	57,211	123
05-31-12	10.44	0.23	•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15		1.15		2.30	32,435	84
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18 †	11,331	46

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class B
11-30-15	12.14	0.05	•	(0.70)	(0.65)	0.04	—	—	0.04	—	11.45	(5.33)	1.94	1.85		1.85		0.89		3,535	46
05-31-15	12.75	0.10		0.84	0.94	0.11	1.44	—	1.55	—	12.14	7.75	1.95	1.90		1.90		0.81		5,249	80
05-31-14	12.13	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.75	15.49	1.91	1.89		1.89		0.45		6,030	149
05-31-13	9.83	0.09	•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06	1.90	1.89		1.89		0.82		589	123
05-31-12	10.40	0.16	•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90		1.90		1.58		567	84
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
Class C
11-30-15	12.16	0.05	•	(0.70)	(0.65)	0.05	—	—	0.05	—	11.46	(5.36)	1.94	1.85		1.85		0.92		85,209	46
05-31-15	12.77	0.10		0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90		1.90		0.79		98,547	80
05-31-14	12.15	0.04		1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50	1.91	1.89		1.89		0.45		95,789	149
05-31-13	9.85	0.08		2.62	2.70	0.10	0.30	—	0.40	—	12.15	28.11	1.90	1.89		1.89		0.80		22,862	123
05-31-12	10.43	0.15	•	(0.40)	(0.25)	0.16	0.17	—	0.33	—	9.85	(2.31)	1.96	1.90		1.90		1.55		12,095	84
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—	10.43	23.98	1.95	1.89	†	1.89	†	1.40	†	3,697	46
Class I
11-30-15	13.03	0.12	•	(0.75)	(0.63)	0.11	—	—	0.11	—	12.29	(4.80)	0.85	0.76		0.76		2.00		231,954	46
05-31-15	13.58	0.25		0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79		0.79		1.87		268,092	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76	0.81	0.79		0.79		1.55		219,822	149
05-31-13	10.38	0.22	•	2.75	2.97	0.21	0.30	—	0.51	—	12.84	29.44	0.82	0.80		0.80		1.90		277,638	123
05-31-12	10.95	0.28	•	(0.43)	(0.15)	0.25	0.17	—	0.42	—	10.38	(1.22)	0.87	0.80		0.80		2.69		177,157	84
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—	10.95	25.22	0.88	0.82	†	0.82	†	2.51	†	102,577	46
Class O
11-30-15	12.18	0.10	•	(0.71)	(0.61)	0.09	—	—	0.09	—	11.48	(4.97)	1.19	1.10		1.10		1.67		26,702	46
05-31-15	12.80	0.16	•	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15		1.15		1.32		30,169	80
05-31-14	12.18	0.15		1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32	1.16	1.14		1.14		1.20		6,780	149
01-28-13(4)–05-31-13	11.15	0.06	•	1.00	1.06	0.03	—	—	0.03	—	12.18	9.54	1.15	1.14		1.14		1.54		375	123
Class R
11-30-15	12.18	0.08	•	(0.70)	(0.62)	0.08	—	—	0.08	—	11.48	(5.09)	1.44	1.34		1.34		1.42		5,063	46
05-31-15	12.79	0.17		0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35		1.35		1.30		5,900	80
05-31-14	12.17	0.12	•	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12	1.41	1.34		1.34		1.01		4,263	149
05-31-13	9.88	0.14		2.62	2.76	0.17	0.30	—	0.47	—	12.17	28.74	1.40	1.34		1.34		1.32		2,089	123
08-05-11(4)–05-31-12	9.19	0.16	•	0.85	1.01	0.15	0.17	—	0.32	—	9.88	11.22	1.46	1.39		1.39		2.02		87	84
Class R6
11-30-15	13.02	0.13	•	(0.76)	(0.63)	0.11	—	—	0.11	—	12.28	(4.79)	0.79	0.74		0.74		2.05		287,114	46
05-31-15	13.58	0.26		0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76		0.76		1.95		258,458	80
05-31-14	12.84	0.20	•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77	0.81	0.78		0.78		1.57		265,510	149
05-31-13(4)–05-31-13	12.84	0.00	*	0.00 *	0.00 *	—	—	—	—	—	12.84	0.00	0.79	0.78		0.78		1.92		3	123
Class W
11-30-15	12.99	0.12	•	(0.74)	(0.62)	0.11	—	—	0.11	—	12.26	(4.78)	0.94	0.85		0.85		1.90		38,596	46
05-31-15	13.54	0.24		0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90		0.90		1.79		51,315	80
05-31-14	12.81	0.19		1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62	0.91	0.89		0.89		1.46		46,143	149
05-31-13	10.36	0.19		2.76	2.95	0.20	0.30	—	0.50	—	12.81	29.32	0.90	0.89		0.89		1.79		35,301	123
05-31-12	10.93	0.26	•	(0.42)	(0.16)	0.24	0.17	—	0.41	—	10.36	(1.29)	0.96	0.90		0.90		2.53		6,345	84
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—	10.93	25.25	0.95	0.89	†	0.89	†	2.37	†	64	46

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya MidCap Opportunities Fund
Class A
11-30-15	24.05	(0.05	)•	(0.73)	(0.78)	—		—	—	—	—		23.27	(3.24)		1.34	1.34		1.34		(0.42)	332,191	45
05-31-15	23.89	(0.11)		3.34	3.23	—		3.07	—	3.07	—		24.05	14.56		1.33	1.32		1.32		(0.47)	367,273	102
05-31-14	22.89	(0.01)		3.26	3.25	—		2.25	—	2.25	—		23.89	14.50		1.34	1.32		1.32		(0.06)	429,055	92
05-31-13	19.35	(0.02)		4.11	4.09	—		0.55	—	0.55	—		22.89	21.54		1.33	1.33		1.33		(0.09)	395,343	81
05-31-12	21.14	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.35	(5.43	)(a)	1.37	1.35		1.35		(0.17)	292,698	89
05-31-11	15.25	0.01		5.88	5.89	—		—	—	—	—		21.14	38.62		1.38	1.34	†	1.34	†	0.09 †	288,383	70
Class B
11-30-15	20.13	(0.12	)•	(0.60)	(0.72)	—		—	—	—	—		19.41	(3.58)		2.09	2.09		2.09		(1.18)	2,444	45
05-31-15	20.61	(0.25	)•	2.84	2.59	—		3.07	—	3.07	—		20.13	13.71		2.08	2.07		2.07		(1.21)	3,113	102
05-31-14	20.17	(0.17	)•	2.86	2.69	—		2.25	—	2.25	—		20.61	13.63		2.09	2.07		2.07		(0.81)	4,272	92
05-31-13	17.24	(0.16	)•	3.64	3.48	—		0.55	—	0.55	—		20.17	20.63		2.08	2.08		2.08		(0.85)	5,515	81
05-31-12	19.05	(0.16	)•	(1.06)	(1.22)	—		0.59	—	0.59	0.00	*	17.24	(6.14	)(a)	2.12	2.10		2.10		(0.93)	6,245	89
05-31-11	13.84	(0.10	)•	5.31	5.21	—		—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63)†	9,999	70
Class C
11-30-15	19.98	(0.11	)•	(0.60)	(0.71)	—		—	—	—	—		19.27	(3.55)		2.09	2.09		2.09		(1.17)	119,032	45
05-31-15	20.47	(0.25)		2.83	2.58	—		3.07	—	3.07	—		19.98	13.75		2.08	2.07		2.07		(1.22)	127,380	102
05-31-14	20.06	(0.16)		2.82	2.66	—		2.25	—	2.25	—		20.47	13.56		2.09	2.07		2.07		(0.80)	126,640	92
05-31-13	17.15	(0.15)		3.61	3.46	—		0.55	—	0.55	—		20.06	20.62		2.08	2.08		2.08		(0.85)	111,350	81
05-31-12	18.95	(0.16	)•	(1.05)	(1.21)	—		0.59	—	0.59	0.00	*	17.15	(6.11	)(a)	2.12	2.10		2.10		(0.92)	87,941	89
05-31-11	13.76	(0.09)		5.28	5.19	—		—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65)†	84,997	70
Class I
11-30-15	26.43	(0.01)		(0.80)	(0.81)	—		—	—	—	—		25.62	(3.06)		1.02	0.98		0.98		(0.06)	663,791	45
05-31-15	25.92	(0.03)		3.64	3.61	0.03		3.07	—	3.10	—		26.43	14.92		1.01	0.98		0.98		(0.13)	721,691	102
05-31-14	24.58	0.07		3.52	3.59	—		2.25	—	2.25	—		25.92	14.90		0.96	0.94		0.94		0.33	719,371	92
05-31-13	20.65	0.06		4.42	4.48	—		0.55	—	0.55	—		24.58	22.08		0.97	0.91		0.91		0.34	496,950	81
05-31-12	22.42	0.06	•	(1.24)	(1.18)	0.00	*	0.59	—	0.59	0.00	*	20.65	(5.01	)(a)	1.01	0.91		0.91		0.29	265,400	89
05-31-11	16.09	0.11	•	6.22	6.33	—		—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54 †	123,898	70
Class O
11-30-15	23.97	(0.05	)•	(0.72)	(0.77)	—		—	—	—	—		23.20	(3.21)		1.34	1.34		1.34		(0.42)	52,498	45
05-31-15	23.82	(0.11)		3.33	3.22	—		3.07	—	3.07	—		23.97	14.55		1.33	1.32		1.32		(0.48)	55,859	102
05-31-14	22.84	(0.01)		3.24	3.23	—		2.25	—	2.25	—		23.82	14.44		1.34	1.32		1.32		(0.05)	53,615	92
05-31-13	19.31	(0.02)		4.10	4.08	—		0.55	—	0.55	—		22.84	21.54		1.33	1.33		1.33		(0.09)	47,704	81
05-31-12	21.10	(0.03)		(1.17)	(1.20)	—		0.59	—	0.59	0.00	*	19.31	(5.44	)(a)	1.37	1.35		1.35		(0.17)	41,517	89
05-31-11	15.21	0.02		5.87	5.89	—		—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11 †	45,434	70
Class R
11-30-15	23.78	(0.08	)•	(0.72)	(0.80)	—		—	—	—	—		22.98	(3.36)		1.59	1.59		1.59		(0.68)	2,249	45
05-31-15	23.71	(0.18	)•	3.32	3.14	0.00	*	3.07	—	3.07	—		23.78	14.28		1.58	1.57		1.57		(0.74)	2,329	102
05-31-14	22.79	(0.05	)•	3.22	3.17	—		2.25	—	2.25	—		23.71	14.19		1.59	1.57		1.57		(0.22)	1,770	92
05-31-13	19.31	(0.08	)•	4.11	4.03	—		0.55	—	0.55	—		22.79	21.27		1.58	1.58		1.58		(0.35)	654	81
08-05-11(4)–05-31-12	17.95	(0.07	)•	2.02	1.95	—		0.59	—	0.59	0.00	*	19.31	11.15	(a)	1.62	1.60		1.60		(0.45)	14	89
Class R6
11-30-15	26.48	0.00	*	(0.80)	(0.80)	—		—	—	—	—		25.68	(3.02)		0.88	0.88		0.88		0.03	104,289	45
05-31-15	25.94	(0.04	)•	3.69	3.65	0.04		3.07	—	3.11	—		26.48	15.06		0.90	0.88		0.88		(0.14)	114,033	102
05-31-14	24.58	0.10	•	3.51	3.61	—		2.25	—	2.25	—		25.94	14.98		0.90	0.88		0.88		0.40	24,448	92
05-31-13(4)–05-31-13	24.58	0.00	*	0.00 *	0.00 *	—		—	—	—	—		24.58	0.00		0.88	0.88		0.88		0.37	3	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class W
11-30-15	26.18	(0.02)		(0.79)	(0.81)	—	—	—	—	—	25.37	(3.09)		1.09	1.09		1.09		(0.17)		75,341	45
05-31-15	25.71	(0.06)		3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81		1.08	1.07		1.07		(0.22)		97,355	102
05-31-14	24.42	0.06		3.48	3.54	—	2.25	—	2.25	—	25.71	14.78		1.09	1.07		1.07		0.23		106,496	92
05-31-13	20.56	0.03		4.38	4.41	—	0.55	—	0.55	—	24.42	21.83		1.08	1.08		1.08		0.16		97,680	81
05-31-12	22.37	0.01		(1.23)	(1.22)	0.00 *	0.59	—	0.59	0.00 *	20.56	(5.20	)(a)	1.12	1.10		1.10		0.08		55,387	89
05-31-11	16.09	0.05		6.23	6.28	—	—	—	—	—	22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
Voya Multi-Manager Mid Cap Value Fund
Class I
11-30-15	13.05	0.07	•	(0.58)	(0.51)	—	—	—	—	—	12.54	(3.91)		0.86	0.84		0.84		1.14		250,617	14
05-31-15	14.64	0.14	•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00		0.85	0.83		0.83		1.03		215,135	61
05-31-14	14.14	0.10		3.01	3.11	0.08	2.53	—	2.61	—	14.64	24.03		0.87	0.87		0.86		0.66		331,340	141
05-31-13	12.30	0.12		3.40	3.52	0.12	1.56	—	1.68	—	14.14	30.87		0.87	0.88		0.86		0.87		293,575	111
10-03-11(4)–05-31-12	10.00	0.06		2.52	2.58	0.03	0.25	—	0.28	—	12.30	26.07		0.92	0.90		0.87		0.84		227,880	88
Voya Real Estate Fund
Class A
11-30-15	19.25	0.13	•	0.52	0.65	0.21	—	—	0.21	—	19.69	3.47		1.29	1.29		1.29		1.38		193,280	19
05-31-15	18.65	0.22		1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36		1.28	1.28		1.28		1.14		225,232	38
05-31-14	17.23	0.18		1.61	1.79	0.37	—	—	0.37	—	18.65	10.65		1.29	1.29		1.29		1.03		266,445	45
05-31-13	15.45	0.16	•	1.95	2.11	0.33	—	—	0.33	—	17.23	13.78		1.22	1.22		1.22		0.99		214,477	40
05-31-12	15.23	0.14		0.39	0.53	0.31	—	—	0.31	—	15.45	3.66		1.20	1.20		1.20		0.88		177,041	36
05-31-11	11.91	0.09	•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67		1.21	1.22	†	1.22	†	0.71	†	152,777	43
Class B
11-30-15	19.35	0.06	•	0.52	0.58	0.13	—	—	0.13	—	19.80	3.04		2.04	2.04		2.04		0.64		286	19
05-31-15	18.72	0.07		1.53	1.60	0.09	0.87	0.01	0.97	—	19.35	8.51		2.03	2.03		2.03		0.42		478	38
05-31-14	17.30	0.05	•	1.62	1.67	0.25	—	—	0.25	—	18.72	9.79		2.04	2.04		2.04		0.30		684	45
05-31-13	15.51	0.04	•	1.95	1.99	0.20	—	—	0.20	—	17.30	12.92		1.97	1.97		1.97		0.25		934	40
05-31-12	15.28	0.02	•	0.40	0.42	0.19	—	—	0.19	—	15.51	2.87		1.95	1.95		1.95		0.11		1,007	36
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17	—	—	0.17	—	15.28	29.71		1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
Class C
11-30-15	20.14	0.05	•	0.53	0.58	0.14	—	—	0.14	—	20.58	2.90		2.04	2.04		2.04		0.46		30,277	19
05-31-15	19.54	0.06		1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13		2.03	2.03		2.03		0.25		31,612	38
05-31-14	18.03	0.04		1.70	1.74	0.23	—	—	0.23	—	19.54	9.81		2.04	2.04		2.04		0.27		27,095	45
05-31-13	16.16	0.04	•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92		1.97	1.97		1.97		0.24		25,680	40
05-31-12	15.92	0.02	•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85		1.95	1.95		1.95		0.14		17,615	36
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72		1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
Class I
11-30-15	20.67	0.15	•	0.53	0.68	0.25	—	—	0.25	—	21.10	3.37		0.92	0.92		0.92		1.49		991,513	19
05-31-15	20.06	0.28		1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12		0.91	0.91		0.91		1.30		1,046,021	38
05-31-14	18.50	0.26	•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04		0.91	0.91		0.91		1.41		862,733	45
05-31-13	16.56	0.24	•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19		0.89	0.89		0.89		1.32		809,016	40
05-31-12	16.31	0.20		0.40	0.60	0.35	—	—	0.35	—	16.56	3.89		0.90	0.90		0.90		1.17		654,590	36
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14		0.86	0.87	†	0.87	†	1.06	†	551,630	43
Class O
11-30-15	19.22	0.13	•	0.54	0.67	0.22	—	—	0.22	—	19.67	3.53		1.29	1.29		1.29		1.38		37,097	19
05-31-15	18.63	0.23		1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34		1.28	1.28		1.28		1.15		37,484	38
05-31-14	17.21	0.17	•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62		1.29	1.29		1.29		1.03		37,173	45
05-31-13	15.43	0.16		1.95	2.11	0.33	—	—	0.33	—	17.21	13.80		1.22	1.22		1.22		0.99		36,794	40
05-31-12	15.21	0.12		0.40	0.52	0.30	—	—	0.30	—	15.43	3.65		1.20	1.20		1.20		0.88		34,055	36
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70		1.21	1.22	†	1.22	†	0.71	†	35,419	43

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class R
11-30-15	19.19	0.11	•	0.52	0.63	0.20	—	—	0.20	—	19.62	3.33		1.54	1.54		1.54		1.15	3,428	19
05-31-15	18.59	0.17	•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13		1.53	1.53		1.53		0.84	2,801	38
05-31-14	17.19	0.14	•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40		1.54	1.54		1.54		0.82	1,408	45
05-31-13	15.43	0.11	•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51		1.47	1.47		1.47		0.64	719	40
08-05-11(4)–05-31-12	13.11	0.01	•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61		1.45	1.45		1.45		0.09	104	36
Class R6
11-30-15	20.67	0.16		0.54	0.70	0.26	—	—	0.26	—	21.11	3.45		0.85	0.86		0.86		1.54	15,208	19
07-03-14(4)–05-31-15	20.11	0.17	•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21		0.88	0.86		0.86		0.86	13,575	38
Class W
11-30-15	23.22	0.11	•	0.56	0.67	0.24	—	—	0.24	—	23.65	2.92		1.04	1.04		1.04		0.98	74,250	19
05-31-15	22.60	0.21	•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96		1.03	1.03		1.03		0.90	82,384	38
05-31-14	20.79	0.26	•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91		1.04	1.04		1.04		1.29	165,769	45
05-31-13	18.56	0.24	•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11		0.97	0.97		0.97		1.22	175,318	40
05-31-12	18.23	0.20	•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87		0.95	0.95		0.95		1.13	99,962	36
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07		0.96	0.97	†	0.97	†	0.92 †	34,534	43
Voya SmallCap Opportunities Fund
Class A
11-30-15	58.19	(0.17	)•	(1.15)	(1.32)	—	—	—	—	—	56.87	(2.27)		1.40	1.40		1.40		(0.59)	183,628	35
05-31-15	54.80	(0.33	)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24		1.40	1.40		1.40		(0.59)	173,844	35
05-31-14	50.19	(0.36	)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36		1.41	1.41		1.41		(0.66)	150,897	31
05-31-13	40.08	(0.24)		11.07	10.83	—	0.72	—	0.72	—	50.19	27.36		1.53	1.50		1.50		(0.57)	90,931	45
05-31-12	42.28	(0.33)		(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20	)(b)	1.60	1.50		1.50		(0.79)	65,652	72
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—	42.28	35.64		1.58	1.50	†	1.50	†	(0.80)†	81,526	85
Class B
11-30-15	48.11	(0.31	)•	(0.95)	(1.26)	—	—	—	—	—	46.85	(2.62)		2.15	2.15		2.15		(1.34)	344	35
05-31-15	46.32	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.11	13.35		2.15	2.15		2.15		(1.33)	446	35
05-31-14	43.15	(0.67	)•	6.92	6.25	—	3.08	—	3.08	—	46.32	14.50		2.16	2.16		2.16		(1.42)	820	31
05-31-13	34.81	(0.50	)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41		2.28	2.25		2.25		(1.30)	1,121	45
05-31-12	37.00	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92	)(b)	2.35	2.25		2.25		(1.54)	1,420	72
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—	37.00	34.64		2.33	2.25	†	2.25	†	(1.55)†	2,577	85
Class C
11-30-15	48.01	(0.31	)•	(0.95)	(1.26)	—	—	—	—	—	46.75	(2.62)		2.15	2.15		2.15		(1.34)	54,673	35
05-31-15	46.22	(0.63	)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38		2.15	2.15		2.15		(1.34)	51,696	35
05-31-14	43.06	(0.66	)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51		2.16	2.16		2.16		(1.40)	43,118	31
05-31-13	34.74	(0.51	)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41		2.28	2.25		2.25		(1.32)	26,925	45
05-31-12	36.93	(0.52	)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93	)(b)	2.35	2.25		2.25		(1.54)	21,337	72
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—	36.93	34.63		2.33	2.25	†	2.25	†	(1.54)†	25,210	85
Class I
11-30-15	62.12	(0.10	)•	(1.22)	(1.32)	—	—	—	—	—	60.80	(2.12)		1.12	1.12		1.12		(0.31)	336,199	35
05-31-15	58.07	(0.17	)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58		1.10	1.10		1.10		(0.29)	364,320	35
05-31-14	52.86	(0.20	)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72		1.17	1.10		1.10		(0.34)	300,880	31
05-31-13	42.02	(0.06)		11.62	11.56	—	0.72	—	0.72	—	52.86	27.84		1.30	1.10		1.10		(0.17)	156,543	45
05-31-12	44.15	(0.17	)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82	)(b)	1.32	1.10		1.10		(0.40)	83,733	72
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—	44.15	36.27		1.16	1.08	†	1.08	†	(0.33)†	28,813	85

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class R
11-30-15	57.54	(0.23	)•	(1.14)	(1.37)	—	—	—	—	—	56.17	(2.38)		1.65	1.65	1.65	(0.84)	2,988	35
05-31-15	54.36	(0.47	)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96		1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48	)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07		1.66	1.66	1.66	(0.87)	908	31
05-31-13	39.97	(0.30	)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06		1.78	1.75	1.75	(0.65)	137	45
08-05-11(4)–05-31-12	35.38	(0.33	)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97	(b)	1.85	1.75	1.75	(1.03)	3	72
Class R6
11-30-15	62.24	(0.05	)•	(1.23)	(1.28)	—	—	—	—	—	60.96	(2.06)		0.98	0.98	0.98	(0.16)	127,239	35
05-31-15	58.11	(0.12	)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72		0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16	)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80		1.02	1.02	1.02	(0.28)	14,096	31
05-31-13(4)–05-31-13	52.86	0.00	*	0.00 *	0.00 *	—	—	—	—	—	52.86	0.00		1.08	1.05	1.05	(0.12)	3	45
Class W
11-30-15	61.47	(0.10	)•	(1.21)	(1.31)	—	—	—	—	—	60.16	(2.13)		1.15	1.15	1.15	(0.32)	35,363	35
05-31-15	57.53	(0.20	)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53		1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23	)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67		1.16	1.16	1.16	(0.40)	33,331	31
05-31-13	41.73	(0.10	)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67		1.28	1.25	1.25	(0.22)	14,910	45
05-31-12	43.91	(0.22	)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96	)(b)	1.35	1.25	1.25	(0.53)	3,738	72
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—	43.91	35.99		1.33	1.25 †	1.25 †	(0.51)†	1,116	85

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, MidCap Opportunities total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13% and (5.22)% on Classes A, B, C, I, O, R and W, respectively.
(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, SmallCap Opportunities total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of six separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), and Voya SmallCap Opportunities Fund (“SmallCap Opportunities”). Each Fund is a diversified series of the Trust. Prior to September 30, 2015, Real Estate was a non-diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the period ended November 30, 2015, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:

Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value
SmallCap Opportunities

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

H. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended November 30, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large-Cap Growth	$70,461,134	$78,578,676
Large Cap Value	528,806,676	548,785,480
MidCap Opportunities	613,708,104	706,724,313
Multi-Manager Mid Cap Value	78,355,070	31,910,192
Real Estate	261,594,179	384,294,440
SmallCap Opportunities	252,954,433	252,627,401

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. Voya Investments oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.80% on first $500 million; 0.775% on next $500 million; and 0.75% thereafter
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $1 billion; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; and 0.85% thereafter

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the period ended November 30, 2015, the Investment Adviser waived $27,563 in management fees for Multi-Manager Mid Cap Value.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):

Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, Class R6, and Class W, the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:

	Class A		Classes B and C	Class O	Class R
Large-Cap Growth	0.35	%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%		1.00%	0.25%	0.50	%(2)
MidCap Opportunities	0.25%		1.00%	0.25%	0.50%
Real Estate	0.25%		1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%		1.00%	N/A	0.50%

(1)	Effective the close of business on October 23, 2015, the Distributor has agreed to waive 0.10% of the distribution fee through October 1, 2017. Termination or modification of this obligation requires approval by the Board.

(2)	The Distributor has agreed to waive 0.05% of the distribution fee through October 1, 2016. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended November 30, 2015, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$5,235	$—
Large Cap Value	5,677	—
MidCap Opportunities	9,297	—
Real Estate	3,751	—
SmallCap Opportunities	7,304	—

Contingent Deferred Sales Charges:
Large-Cap Growth	$—	$33
Large Cap Value	2,215	811
MidCap Opportunities	503	816
Real Estate	267	119
SmallCap Opportunities	12	113

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2015, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Large-Cap Growth	10.83%
Voya Institutional Trust Company	Real Estate	6.88
Voya Retirement Insurance and Annuity Company	Real Estate	5.63
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	14.81
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	13.61
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	14.91
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	21.26

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2015, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Large-Cap Growth	Proxy and solicitation costs	$70,864
	Transfer Agent	53,652
Real Estate	Transfer Agent	488,168

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth(1)	1.15%	1.90%	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate	1.35%	2.10%	2.10%	1.00%	1.35%	1.60%	0.86%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%

(1)	Prior to the close of business on October 23, 2015, the expense limits were for Large Cap-Growth were 1.40%, 2.05%, 2.05%, 1.05%, 1.55% and 1.05% for Class A, Class B, Class C, Class I, Class R and Class W, respectively.

Pursuant to side letter agreements, through October 1, 2016 (except for Large-Cap Growth, which is through October 1, 2017), the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.

	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth(1)	1.14%	1.89%	1.89%	0.79%	N/A	1.39%	0.78%	0.89%
Large Cap Value	1.10%	1.85%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%

(1)	Prior to the close of business on October 23, 2015, the side letter agreement expense limits for Large Cap-Growth were 1.30%, 1.95%, 1.95%, 0.95%, 1.45% and 0.95% for Class A, Class B, Class C, Class I, Class R and Class W, respectively.

The Investment Adviser may at a later date recoup from a Fund for class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of November 30, 2015, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2016	2017	2018	Total
Large-Cap Growth	$243	$—	$31,959	$32,202
Large Cap Value	74,989	211,954	464,454	751,397
MidCap Opportunities	36,017	276,592	32,508	345,117

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

and the related expiration dates, as of November 30, 2015, are as follows:

	November 30,
	2016	2017	2018	Total
Large-Cap Growth
Class A	$109,621	$123,697	$131,307	$364,625
Class B	2,920	2,290	1,502	6,712
Class C	35,915	45,311	54,964	136,190
Class R	—	—	278	278
Class W	3,883	4,299	10,989	19,171
Large Cap Value
Class A	—	—	143,380	143,380
Class B	—	—	1,442	1,442
Class C	—	—	29,474	29,474
Class I	11,600	10,914	78,721	101,235
Class O	—	—	8,114	8,114
Class R	—	—	34	34
Class R6	5,195	5,045	254	10,494
Class W	—	—	14,788	14,788
MidCap Opportunities
Class I	—	11,773	205,526	217,299
Class R6	112	1,582	3,114	4,808
SmallCap Opportunities
Class I	33,129	103,704	—	136,833

The expense limitation agreements are contractual through October 1, 2016 (except for Large-Cap Growth, which is through October 1, 2017) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended November 30, 2015:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large Cap Value	5	$1,181,000	1.12%
MidCap Opportunities	3	1,188,333	1.13
SmallCap Opportunities	6	921,667	1.13

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
11/30/2015	110,237	259,645	127,998	(177,672)	320,208	3,502,095	7,999,327	3,892,421	(5,707,927)	9,685,916
5/31/2015	216,124	—	209,039	(583,894)	(158,731)	7,118,495	—	6,442,593	(19,367,372)	(5,806,284)
Class B
11/30/2015	6	—	1,558	(9,371)	(7,807)	151	—	41,779	(271,943)	(230,013)
5/31/2015	250	—	4,197	(20,958)	(16,511)	7,039	—	115,801	(622,927)	(500,087)
Class C
11/30/2015	78,176	212,839	61,574	(68,042)	284,547	2,178,842	5,762,459	1,645,263	(1,928,858)	7,657,706
5/31/2015	147,769	—	85,518	(160,424)	72,863	4,351,194	—	2,350,828	(4,765,894)	1,936,128
Class I
11/30/2015	255,844	6,330,365	46,204	(239,746)	6,392,667	8,863,934	213,298,460	1,536,272	(8,299,520)	215,399,146
5/31/2015	306,603	—	70,367	(343,236)	33,734	10,939,472	—	2,350,269	(12,213,392)	1,076,349
Class R
11/30/2015	741	39,964	30	(470)	40,265	25,004	1,339,404	980	(15,812)	1,349,576
5/31/2015	418	—	10	—	428	15,000	—	332	—	15,332
Class R6
6/2/2015(1)–11/30/2015	1,607	2,055,858	6	(129,054)	1,928,417	55,194	69,257,857	190	(4,423,156)	64,890,085
Class W
11/30/2015	121,258	70,185	10,226	(40,533)	161,136	4,132,862	2,312,874	332,535	(1,373,368)	5,404,903
5/31/2015	97,183	—	11,406	(30,252)	78,337	3,382,182	—	373,212	(1,055,490)	2,699,904

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large Cap Value
Class A
11/30/2015	613,099	—	308,926	(3,915,003)	(2,992,978)	7,072,651	—	3,454,265	(44,961,932)	(34,435,016)
5/31/2015	1,446,228	30,018,020	1,730,967	(6,406,998)	26,788,217	18,243,939	358,055,682	21,182,824	(81,561,860)	315,920,585
Class B
11/30/2015	24	—	1,302	(124,875)	(123,549)	262	—	14,460	(1,446,260)	(1,431,538)
5/31/2015	2,926	131,924	44,205	(219,625)	(40,570)	38,203	1,566,597	537,745	(2,768,447)	(625,902)
Class C
11/30/2015	115,523	—	26,769	(813,525)	(671,233)	1,334,230	—	295,909	(9,368,204)	(7,738,065)
5/31/2015	400,245	1,033,337	733,348	(1,566,860)	600,070	4,990,819	12,283,450	8,926,615	(19,737,952)	6,462,932
Class I
11/30/2015	2,081,918	—	175,671	(3,955,723)	(1,698,134)	25,317,499	—	2,099,375	(48,527,883)	(21,111,009)
5/31/2015	5,595,671	2,315,163	2,138,405	(5,656,511)	4,392,728	76,259,961	29,485,237	27,903,148	(75,410,537)	58,237,809
Class O
11/30/2015	73,088	—	260	(224,219)	(150,871)	844,710	—	2,896	(2,589,147)	(1,741,541)
5/31/2015	165,678	1,953,513	116	(172,664)	1,946,643	2,062,338	23,279,734	1,394	(2,158,982)	23,184,484
Class R
11/30/2015	31,669	—	2,494	(77,520)	(43,357)	332,594	—	27,755	(897,833)	(537,484)
5/31/2015	180,331	340	44,216	(73,859)	151,028	2,344,332	4,054	539,606	(934,837)	1,953,155
Class R6
11/30/2015	7,029,180	—	218,320	(3,714,070)	3,533,430	87,633,826	—	2,591,543	(45,522,251)	44,703,118
5/31/2015	5,887,323	8,615	2,351,289	(7,955,674)	291,553	78,785,000	109,648	30,682,683	(107,880,636)	1,696,695
Class W
11/30/2015	157,265	—	31,815	(988,661)	(799,581)	1,956,802	—	381,071	(11,963,041)	(9,625,168)
5/31/2015	803,434	92,400	478,948	(832,935)	541,847	10,847,456	1,173,285	6,232,360	(11,078,545)	7,174,556
MidCap Opportunities
Class A
11/30/2015	875,195	—	—	(1,874,088)	(998,893)	20,287,710	—	—	(43,419,492)	(23,131,782)
5/31/2015	2,102,534	—	1,663,115	(6,454,241)	(2,688,592)	49,997,198	—	37,020,949	(155,893,218)	(68,875,071)
Class B
11/30/2015	101	—	—	(28,802)	(28,701)	2,000	—	—	(559,926)	(557,926)
5/31/2015	8,417	—	20,435	(81,540)	(52,688)	160,041	—	382,128	(1,666,783)	(1,124,614)
Class C
11/30/2015	324,628	—	—	(520,819)	(196,191)	6,284,661	—	—	(9,990,774)	(3,706,113)
5/31/2015	725,322	—	717,210	(1,253,266)	189,266	14,321,123	—	13,311,414	(25,310,018)	2,322,519
Class I
11/30/2015	2,481,427	—	—	(3,881,876)	(1,400,449)	63,488,489	—	—	(99,163,311)	(35,674,822)
5/31/2015	8,059,437	—	2,783,327	(11,291,171)	(448,407)	210,647,174	—	67,996,677	(295,738,685)	(17,094,834)
Class O
11/30/2015	53,442	—	—	(120,683)	(67,241)	1,234,535	—	—	(2,795,348)	(1,560,813)
5/31/2015	419,265	—	9,607	(349,423)	79,449	9,709,402	—	213,184	(8,378,579)	1,544,007
Class R
11/30/2015	5,063	—	—	(5,157)	(94)	115,417	—	—	(116,772)	(1,355)
5/31/2015	43,692	—	9,964	(30,332)	23,324	1,049,905	—	219,599	(723,970)	545,534
Class R6
11/30/2015	572,581	—	—	(818,620)	(246,039)	14,665,206	—	—	(20,887,938)	(6,222,732)
5/31/2015	5,492,351	—	189,191	(2,317,684)	3,363,858	144,653,512	—	4,627,623	(60,740,964)	88,540,171
Class W
11/30/2015	508,636	—	—	(1,257,300)	(748,664)	12,859,797	—	—	(30,651,108)	(17,791,311)
5/31/2015	1,630,636	—	467,393	(2,521,937)	(423,908)	42,504,792	—	11,315,572	(64,442,535)	(10,622,171)
Multi-Manager Mid Cap Value
Class I
11/30/2015	5,543,403	—	—	(2,043,804)	3,499,599	70,502,130	—	—	(25,533,735)	44,968,395
5/31/2015	2,962,378	—	4,418,721	(13,530,134)	(6,149,035)	40,245,138	—	53,775,831	(183,400,190)	(89,379,221)
Real Estate
Class A
11/30/2015	1,010,334	—	106,090	(3,002,471)	(1,886,047)	19,228,235	—	1,972,972	(57,017,733)	(35,816,526)
5/31/2015	4,840,312	—	599,604	(8,027,057)	(2,587,141)	95,576,072	—	11,726,400	(154,468,338)	(47,165,866)
Class B
11/30/2015	4	—	119	(10,361)	(10,238)	64	—	2,224	(198,043)	(195,755)
5/31/2015	608	—	1,519	(13,973)	(11,846)	12,909	—	29,919	(283,780)	(240,952)
Class C
11/30/2015	73,266	—	8,351	(180,041)	(98,424)	1,460,212	—	162,969	(3,595,024)	(1,971,843)
5/31/2015	399,437	—	54,762	(270,997)	183,202	8,298,754	—	1,123,861	(5,527,267)	3,895,348

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Real Estate (continued)
Class I
11/30/2015	3,429,582	—	377,843	(7,436,301)	(3,628,876)	70,173,106	—	7,556,802	(151,692,166)	(73,962,258)
5/31/2015	18,352,683	—	1,758,731	(12,510,457)	7,600,957	385,554,080	—	36,934,464	(266,073,516)	156,415,028
Class O
11/30/2015	64,567	—	522	(128,575)	(63,486)	1,230,835	—	9,689	(2,440,976)	(1,200,452)
5/31/2015	248,021	—	3,175	(296,943)	(45,747)	4,894,523	—	62,046	(5,834,494)	(877,925)
Class R
11/30/2015	50,846	—	1,199	(23,351)	28,694	963,349	—	22,235	(440,638)	544,946
5/31/2015	110,097	—	3,792	(43,690)	70,199	2,157,254	—	74,296	(851,966)	1,379,584
Class R6
11/30/2015	154,225	—	8,834	(99,198)	63,861	3,136,578	—	176,721	(2,029,955)	1,283,344
7/3/2014(1)–5/31/2015	736,852	—	3,656	(83,826)	656,682	16,466,668	—	80,160	(1,803,942)	14,742,886
Class W
11/30/2015	192,287	—	23,969	(624,075)	(407,819)	4,405,732	—	540,700	(14,312,936)	(9,366,504)
5/31/2015	1,092,955	—	157,395	(5,038,869)	(3,788,519)	25,758,047	—	3,695,634	(117,523,487)	(88,069,806)
SmallCap Opportunities
Class A
11/30/2015	560,811	—	—	(319,647)	241,164	32,130,277	—	—	(18,156,445)	13,973,832
5/31/2015	673,468	—	175,868	(615,374)	233,962	38,212,142	—	9,488,456	(34,721,130)	12,979,468
Class B
11/30/2015	—	—	—	(1,935)	(1,935)	—	—	—	(91,813)	(91,813)
5/31/2015	177	—	979	(9,595)	(8,439)	8,159	—	43,834	(450,780)	(398,787)
Class C
11/30/2015	145,531	—	—	(52,802)	92,729	6,889,395	—	—	(2,457,791)	4,431,604
5/31/2015	209,219	—	65,679	(131,070)	143,828	9,837,481	—	2,934,542	(6,162,217)	6,609,806
Class I
11/30/2015	795,694	—	—	(1,130,897)	(335,203)	48,232,911	—	—	(68,856,071)	(20,623,160)
5/31/2015	1,906,584	—	341,252	(1,564,327)	683,509	114,650,523	—	19,628,817	(94,341,886)	39,937,454
Class R
11/30/2015	15,664	—	—	(9,089)	6,575	887,056	—	—	(519,769)	367,287
5/31/2015	34,192	—	1,059	(5,343)	29,908	1,932,326	—	56,577	(297,245)	1,691,658
Class R6
11/30/2015	439,206	—	—	(192,352)	246,854	26,968,918	—	—	(11,664,904)	15,304,014
5/31/2015	1,755,621	—	119,649	(277,441)	1,597,829	103,069,435	—	6,890,598	(16,737,111)	93,222,922
Class W
11/30/2015	190,573	—	—	(409,375)	(218,802)	11,434,005	—	—	(22,911,287)	(11,477,282)
5/31/2015	407,997	—	48,922	(229,626)	227,293	24,307,343	—	2,785,619	(13,648,875)	13,444,087

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2015:

Large Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$9,720,562	$(9,720,562)	$—
Total	$9,720,562	$(9,720,562)	$—

(1)	Collateral with a fair value of $9,923,184 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$3,408,929	$(3,408,929)	$—
Goldman, Sachs & Co.	6,932,573	(6,932,573)	—
HSBC Bank PLC	1,448,500	(1,448,500)	—
RBC Dominion Securities Inc	2,691,313	(2,691,313)	—
SG Americas Securities, LLC	1,076,250	(1,076,250)	—
Total	$15,557,565	$(15,557,565)	$—

(1)	Collateral with a fair value of $15,920,659 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$777	$(777)	$—
Credit Suisse Securities (USA) LLC	259,228	(259,228)	—
Deutsche Bank Securities Inc.	698,002	(698,002)	—
Janney Montgomery Scott LLC	427,397	(427,397)	—
JP Morgan Clearing Corp	$1,713,209	$(1,713,209)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	182,391	(182,391)	—
Morgan Stanley & Co. LLC	242,131	(242,131)	—
National Financial Services LLC	278,524	(278,524)	—
Scotia Capital (USA) INC	279,790	(279,790)	—
SG Americas Securities, LLC	118,517	(118,517)	—
UBS Securities LLC.	201,874	(201,874)	—
Wells Fargo Securities LLC	31,532	(31,532)	—
Total	$4,433,371	$(4,433,371)	$—

(1)	Collateral with a fair value of $4,541,180 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$668,160	$(668,160)	$—
BMO Capital Markets Corp	1,943,319	(1,943,319)	—
Deutsche Bank Securities Inc.	1,602,579	(1,602,579)	—
Goldman, Sachs & Co.	2,441,193	(2,441,193)	—
Janney Montgomery Scott LLC	254,597	(254,597)	—
Jefferies LLC	70,300	(70,300)	—
Morgan Stanley & Co. LLC	11,204,560	(11,204,560)	—
National Financial Services LLC	1,122,636	(1,122,636)	—
Nomura Securities International, Inc.	329,475	(329,475)	—
RBC Dominion Securities Inc	12,448,020	(12,448,020)	—
Scotia Capital (USA) INC	20,445	(20,445)	—
SG Americas Securities, LLC	636,304	(636,304)	—
UBS Securities LLC.	93,814	(93,814)	—
Total	$32,835,401	$(32,835,401)	$—

(1)	Collateral with a fair value of $33,712,862 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
Large-Cap Growth	$—	$8,753,003	$4,960,670	$8,901,140	$—
Large Cap Value	9,639,404	—	55,611,801	48,356,133	—
MidCap Opportunities	—	—	19,858,043	144,467,400	—
Multi-Manager Mid Cap Value	—	—	24,438,150	29,337,681	—
Real Estate(1)	23,951,268	—	34,156,366	47,512,281	835,280
SmallCap Opportunities	—	—	9,347,438	37,523,807	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s current tax period (eleven months ended November 30, 2015) and tax year ended December 31, 2014. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2015.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards		Expiration
Large-Cap Growth	$—	$5,151,744	$(102,623)	$(8,003,690)	$32,064,757	$—		—
Large Cap Value	1,294,409	26,119,330	—	—	158,925,169	(7,355,435)		2016
						(220,274)		2017
						$(7,575,709	)*
MidCap Opportunities	21,350,861	67,917,201	(3,117,532)	—	219,905,811	(2,696,456	)*	2016
Multi-Manager Mid Cap Value	9,145,984	27,523,804	—	—	22,553,714	—		—
Real Estate(1)	—	—	—	—	478,395,193	—		—
SmallCap Opportunities	3,302,760	17,116,667	(1,655,843)	—	109,035,263	—		—

(1)	As of the Fund’s tax year ended December 31, 2014.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of November 30, 2015, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

NOTE 13 — LITIGATION

On September 24, 2012, the ING Large Cap Value Fund (now known as Large Cap Value) (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 13 — LITIGATION (continued)

prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.

In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.

Procedural History of the State Law Constructive Fraudulent Transfer Cases

A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).

On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at $100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). On February 28, 2014, the defendants filed their response to the appeal, and on April 11, 2014, the plaintiffs filed their response and reply brief. On April 25, 2014, the defendants filed their response to the response and reply brief. On November 5, 2014, the court heard oral arguments regarding the appeal. A verdict on the appeal is pending.

Procedural History of the Fitzsimons Action

Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed.

If the Motion to Dismiss is granted, the Subject Fund will no longer be a defendant in the Fitzsimons Action.

Potential Exposure

For the Subject Fund, if the Motion to Dismiss in the Fitzsimons Action is denied, or if the Motion to Appeal the State Law Constructive Fraudulent Transfer Cases is granted by the Second Circuit, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).

The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 14 — SETTLEMENT INFORMATION REGARDING VOYA FAMILY OF FUNDS

On April 9, 2010, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, on April 2, 2014, the following Fund received:

Large-Cap Growth	$42,824

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 15 — REORGANIZATION

On March 6, 2015, Large Cap Value (“Acquiring Fund”) acquired all of the net assets of Voya Core Equity Research Fund (“Acquired 1 Fund”), an open-end investment company in a tax-free reorganization, in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Fund on February 12, 2015. The purposes of the transaction were to combine two funds with comparable investment objectives and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended May 31, 2015, are as follows:

Net investment income	$20,556,145
Net realized and unrealized gain on investments	$95,968,796
Net increase in net assets resulting from operations	$116,524,941

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Fund that have been included in the Acquiring Fund’s statement of operations since March 6, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 1 Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired 1 Fund’s Capital Loss Carryforwards (000s)	Acquired 1 Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$425,957	$841,340	$15,013	$58,617	1.1813

The net assets of the Acquiring Fund after the acquisition were $1,267,297,491.

On October 23, 2015, Large-Cap Growth (“Acquiring Fund”) acquired all of the assets and assumed all the liabilities of Voya Large Cap Growth Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on September 22, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of the Voya family of funds. In support of the reorganization proposal, the Investment Adviser noted that shareholders of Class I and Class R6 shares of the Acquired Fund are expected to benefit from a reduction in total gross expenses as shareholders of the Acquiring Fund. Additionally, the shareholders of all classes of the Acquired Fund are expected to benefit from an expense limitation agreement between the Investment Adviser and the Acquiring Fund, which contractually obligates the Investment Adviser to limit the expenses of the Acquiring Fund at a rate that is lower than the rate provided in the expense limitation agreement between the Investment Adviser and the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on June 1, 2015, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended November 30, 2015, are as follows:

Net investment income	$307,172
Net realized and unrealized gain on investments	$6,641,633
Net increase in net assets resulting from operations	$6,948,805

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since October 23, 2015. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$299,970	$125,373	$0	$47,185	0.4950

The net assets of the Acquiring Fund after the acquisition were $425,343,353.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2015, the Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Large Cap Value
All Classes	$—	$—	$0.2801	December 18, 2015	December 16, 2015
Class A	$0.0421	$—	$—	January 4, 2016	December 30, 2015
Class B	$0.0202	$—	$—	January 4, 2016	December 30, 2015
Class C	$0.0207	$—	$—	January 4, 2016	December 30, 2015
Class I	$0.0518	$—	$—	January 4, 2016	December 30, 2015
Class O	$0.0421	$—	$—	January 4, 2016	December 30, 2015
Class R	$0.0352	$—	$—	January 4, 2016	December 30, 2015
Class R6	$0.0524	$—	$—	January 4, 2016	December 30, 2015
Class W	$0.0486	$—	$—	January 4, 2016	December 30, 2015
MidCap Opportunities
All Classes	$—	$0.3833	$1.6340	December 18, 2015	December 16, 2015
Multi-Manager Mid Cap Value
Class I	$0.1506	$0.4480	$1.4957	December 18, 2015	December 16, 2015
Real Estate
All Classes	$—	$—	$0.9160	December 18, 2015	December 16, 2015
Class A	$0.1809	$—	$—	January 4, 2016	December 30, 2015
Class B	$0.1439	$—	$—	January 4, 2016	December 30, 2015
Class C	$0.1420	$—	$—	January 4, 2016	December 30, 2015
Class I	$0.1993	$—	$—	January 4, 2016	December 30, 2015
Class O	$0.1814	$—	$—	January 4, 2016	December 30, 2015
Class R	$0.1708	$—	$—	January 4, 2016	December 30, 2015
Class R6	$0.2018	$—	$—	January 4, 2016	December 30, 2015
Class W	$0.1910	$—	$—	January 4, 2016	December 30, 2015
SmallCap Opportunities
All Classes	$—	$0.6515	$3.8115	December 18, 2015	December 16, 2015

Expense Limitation Agreement: On January 14, 2016, the Board approved a new side letter expense limitation agreement with respect to MidCap Opportunities. Effective January 1, 2016, the new non-recoupable side letter agreement, through October 1, 2017, is 1.31%, 2.06%, 2.06%, 1.31%, 1.56% and 1.06% for Class A, Class B, Class C, Class O, Class R and Class W, respectively.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.3%
		Consumer Discretionary: 21.0%
27,197		Amazon.com, Inc.	$18,080,565	4.2
170,316		Comcast Corp. — Class A	10,365,432	2.4
91,431		Dish Network Corp. — Class A	5,733,638	1.3
62,086		Dollar General Corp.	4,061,045	0.9
121,859		Home Depot, Inc.	16,314,483	3.8
77,055		McDonald’s Corp.	8,796,599	2.0
84,614		Nike, Inc.	11,192,740	2.6
96,002		Ross Stores, Inc.	4,993,064	1.2
70,123		Starbucks Corp.	4,304,851	1.0
115,983		Other Securities	6,695,743	1.6
			90,538,160	21.0

		Consumer Staples: 10.1%
57,180		Church & Dwight Co., Inc.	4,904,329	1.1
124,367		Coca-Cola Enterprises, Inc.	6,255,660	1.4
41,455		Costco Wholesale Corp.	6,691,666	1.6
89,935		CVS Health Corp.	8,461,984	2.0
34,118		Monster Beverage Corp.	5,274,984	1.2
120,191		PepsiCo, Inc.	12,038,331	2.8
			43,626,954	10.1

		Energy: 1.1%
120,441		Halliburton Co.	4,799,574	1.1

		Financials: 5.9%
26,005		Blackrock, Inc.	9,458,539	2.2
23,995		Intercontinental Exchange, Inc.	6,234,861	1.5
39,334		Moody’s Corp.	4,056,122	0.9
152,042		TD Ameritrade Holding Corp.	5,569,298	1.3
			25,318,820	5.9

		Health Care: 16.8%
18,794		Allergan plc	5,899,249	1.4
51,781		Amgen, Inc.	8,341,919	1.9
19,963		Biogen, Inc.	5,726,586	1.3
130,486		Bristol-Myers Squibb Co.	8,743,867	2.0
51,492		Celgene Corp.	5,635,799	1.3
42,857		Edwards Lifesciences Corp.	6,985,691	1.6
54,676		Gilead Sciences, Inc.	5,793,469	1.4
33,593		McKesson Corp.	6,360,835	1.5
109,105		Merck & Co., Inc.	5,783,656	1.4
24,734	@	Shire PLC ADR	5,153,576	1.2
68,617		UnitedHealth Group, Inc.	7,733,822	1.8
			72,158,469	16.8

		Industrials: 10.9%
90,041		Ametek, Inc.	5,083,715	1.2
86,972		Danaher Corp.	8,383,231	1.9
157,623		Delta Airlines, Inc.	7,323,165	1.7

COMMON STOCK: (continued)
		Industrials: (continued)
99,945		Ingersoll-Rand PLC — Class A	$5,863,773	1.4
26,581		Northrop Grumman Corp.	4,953,635	1.2
34,580		Roper Technologies, Inc.	6,690,884	1.6
40,410		Stanley Black & Decker, Inc.	4,411,156	1.0
93,772		Other Securities	4,001,251	0.9
			46,710,810	10.9

		Information Technology: 27.0%
94,886	@	Adobe Systems, Inc.	8,678,274	2.0
27,803		Alphabet, Inc.	21,209,519	4.9
250,585		Apple, Inc.	29,644,205	6.9
48,178		Avago Technologies Ltd.	6,284,820	1.5
108,363		Cognizant Technology Solutions Corp.	6,998,082	1.6
74,485	@	Facebook, Inc.	7,764,316	1.8
175,440		Microsoft Corp.	9,535,164	2.2
59,019		Red Hat, Inc.	4,804,737	1.1
177,842		Visa, Inc.	14,051,296	3.3
143,137		Other Securities	7,226,711	1.7
			116,197,124	27.0

		Materials: 3.5%
97,808	@	Crown Holdings, Inc.	5,077,213	1.2
78,255		Eastman Chemical Co.	5,685,226	1.3
60,484		Packaging Corp. of America	4,112,307	1.0
			14,874,746	3.5

		Total Common Stock (Cost $334,858,746)	414,224,657	96.3

SHORT-TERM INVESTMENTS: 3.7%
		Mutual Funds: 3.7%
16,008,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%†† (Cost $16,008,000)	16,008,000	3.7

		Total Short-Term Investments (Cost $16,008,000)	16,008,000	3.7

		Total Investments in Securities (Cost $350,866,746)	$430,232,657	100.0
		Assets in Excess of Other Liabilities	7,883	—
		Net Assets	$430,240,540	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of November 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $351,739,621.

See Accompanying Notes to Financial Statements

VOYA LARGE-CAP GROWTH FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$87,071,561
Gross Unrealized Depreciation	(8,578,525)
Net Unrealized Appreciation	$78,493,036

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2015
Asset Table
Investments, at fair value
Common Stock*	$414,224,657	$—	$—	$414,224,657
Short-Term Investments	16,008,000	—	—	16,008,000
Total Investments, at fair value	$430,232,657	$—	$—	$430,232,657

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 6.5%
354,510		Coach, Inc.	$11,262,783	1.0
134,580	@	Delphi Automotive PLC	11,826,890	1.0
164,661		Hasbro, Inc.	12,035,073	1.1
115,724		McDonald’s Corp.	13,211,052	1.2
531,275		Other Securities	25,677,753	2.2
			74,013,551	6.5

		Consumer Staples: 7.0%
151,746		Dr Pepper Snapple Group, Inc.	13,619,204	1.2
132,449		Kimberly-Clark Corp.	15,781,298	1.4
195,974		Kraft Heinz Co.	14,441,324	1.3
169,306		PepsiCo, Inc.	16,957,689	1.5
211,628		Philip Morris International, Inc.	18,494,171	1.6
			79,293,686	7.0

		Energy: 12.6%
180,821		Anadarko Petroleum Corp.	10,831,178	1.0
274,486		Chevron Corp.	25,066,062	2.2
170,808		EOG Resources, Inc.	14,250,511	1.2
296,678		Halliburton Co.	11,822,618	1.0
228,750		Hess Corp.	13,496,250	1.2
268,088		Occidental Petroleum Corp.	20,264,772	1.8
237,109	@, L	Total S.A. ADR	11,725,040	1.0
234,752		Valero Energy Corp.	16,869,279	1.5
374,871		Other Securities	19,370,722	1.7
			143,696,432	12.6

		Financials: 27.0%
241,404		Allstate Corp.	15,150,515	1.3
268,122		Arthur J. Gallagher & Co.	11,730,337	1.0
467,502		Brixmor Property Group, Inc.	11,738,975	1.0
539,909		Citigroup, Inc.	29,203,678	2.6
300,654		Discover Financial Services	17,065,121	1.5
288,084		Hartford Financial Services Group, Inc.	13,148,154	1.2
587,684		JPMorgan Chase & Co.	39,186,769	3.5
214,616		Lincoln National Corp.	11,801,734	1.0
137,523		Prudential Financial, Inc.	11,902,616	1.1
81,502		Simon Property Group, Inc.	15,178,932	1.3
408,373		Unum Group	14,979,122	1.3
881,289		Wells Fargo & Co.	48,559,024	4.3
2,070,871		Other Securities	66,757,512	5.9
			306,402,489	27.0

		Health Care: 11.4%
225,041		Bristol-Myers Squibb Co.	15,079,997	1.3
126,413		Gilead Sciences, Inc.	13,394,722	1.2
256,241	@	Medtronic PLC	19,305,197	1.7
569,482		Merck & Co., Inc.	30,188,241	2.7

COMMON STOCK: (continued)
		Health Care: (continued)
1,038,220		Pfizer, Inc.	$34,022,469	3.0
152,046		UnitedHealth Group, Inc.	17,137,105	1.5
			129,127,731	11.4

		Industrials: 10.3%
77,831		Boeing Co.	11,320,519	1.0
151,335		Deere & Co.	12,041,726	1.0
100,997		General Dynamics Corp.	14,792,020	1.3
1,326,589		General Electric Co.	39,718,075	3.5
150,956		Union Pacific Corp.	12,672,756	1.1
226,122		Other Securities	26,942,216	2.4
			117,487,312	10.3

		Information Technology: 12.1%
139,908		Apple, Inc.	16,551,116	1.5
1,175,237		Cisco Systems, Inc.	32,025,208	2.8
917,928		Intel Corp.	31,916,357	2.8
245,309		Microchip Technology, Inc.	11,843,519	1.0
657,510		Microsoft Corp.	35,735,668	3.2
249,741		Other Securities	9,405,246	0.8
			137,477,114	12.1

		Materials: 2.8%
349,613		Dow Chemical Co.	18,225,326	1.6
335,283		International Paper Co.	14,024,888	1.2
			32,250,214	2.8

		Telecommunication Services: 2.4%
813,661		AT&T, Inc.	27,395,966	2.4

		Utilities: 6.0%
278,019		American Electric Power Co., Inc.	15,571,844	1.4
195,780		DTE Energy Co.	15,758,332	1.4
418,744		PG&E Corp.	22,080,371	1.9
143,035		Sempra Energy	14,193,363	1.3
			67,603,910	6.0

		Total Common Stock (Cost $1,007,225,444)	1,114,748,405	98.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 0.9%
2,356,781	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.10%, due 12/01/15 (Repurchase Amount $2,356,787, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $2,403,925, due 01/15/16–07/15/37)	2,356,781	0.2

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
2,356,781	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/15, 0.16%, due 12/01/15 (Repurchase Amount $2,356,791, collateralized by various U.S. Government Securities, 1.500%–3.625%, Market Value plus accrued interest $2,403,917, due 03/31/21–02/15/44)	$2,356,781	0.2
2,356,781	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $2,356,789, collateralized by various U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $2,403,917, due 10/01/19–10/20/44)	2,356,781	0.2
2,356,781	Nomura Securities, Repurchase Agreement dated 11/30/15, 0.12%, due 12/01/15 (Repurchase Amount $2,356,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,403,917, due 12/17/15–09/20/65)	2,356,781	0.2
496,060	Royal Bank of Canada, Repurchase Agreement dated 11/30/15, 0.09%, due 12/01/15 (Repurchase Amount $496,061, collateralized by various U.S. Government Agency Obligations, 1.750%–7.000%, Market Value plus accrued interest $505,981, due 04/20/25–05/20/65)	496,060	0.1
		9,923,184	0.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.8%
20,734,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%†† (Cost $20,734,000)	$20,734,000	1.8

	Total Short-Term Investments (Cost $30,657,184)	30,657,184	2.7

	Total Investments in Securities (Cost $1,037,882,628)	$1,145,405,589	100.8
	Liabilities in Excess of Other Assets	(8,662,701)	(0.8)
	Net Assets	$1,136,742,888	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at November 30, 2015.

Cost for federal income tax purposes is $1,040,307,245.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$137,934,568
Gross Unrealized Depreciation	(32,836,224)
Net Unrealized Appreciation	$105,098,344

See Accompanying Notes to Financial Statements

VOYA LARGE CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,114,748,405	$—	$—	$1,114,748,405
Short-Term Investments	20,734,000	9,923,184	—	30,657,184
Total Investments, at fair value	$1,135,482,405	$9,923,184	$—	$1,145,405,589

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Consumer Discretionary: 22.3%
268,363	@	AMC Networks, Inc.	$21,820,596	1.6
39,072	@	Chipotle Mexican Grill, Inc.	22,644,178	1.7
379,350		Dollar General Corp.	24,813,283	1.8
199,785		Domino’s Pizza, Inc.	21,470,894	1.6
272,860		Hasbro, Inc.	19,943,337	1.5
848,967		Hilton Worldwide Holdings, Inc.	19,713,014	1.5
445,514		Jarden Corp.	20,796,594	1.5
172,341		Lear Corp.	21,697,732	1.6
568,565		Ross Stores, Inc.	29,571,066	2.2
466,336		Starz	16,452,334	1.2
374,295		Toll Brothers, Inc.	13,916,288	1.0
221,650		Tractor Supply Co.	19,804,427	1.5
134,040		Ulta Salon Cosmetics & Fragrance, Inc.	22,384,680	1.7
573,398		Other Securities(a)	25,968,458	1.9
			300,996,881	22.3

		Consumer Staples: 7.3%
181,718		Church & Dwight Co., Inc.	15,585,953	1.1
609,246		Coca-Cola Enterprises, Inc.	30,645,074	2.3
160,739		Monster Beverage Corp.	24,851,857	1.8
140,051		Spectrum Brands Holdings, Inc.	13,264,230	1.0
171,862	@	TreeHouse Foods, Inc.	14,859,188	1.1
			99,206,302	7.3

		Energy: 0.6%
143,156		Other Securities	8,191,386	0.6

		Financials: 11.3%
132,732		Affiliated Managers Group, Inc.	23,524,092	1.7
228,059		Aon PLC	21,606,310	1.6
70,833		Equinix, Inc.	21,001,985	1.6
90,088		Intercontinental Exchange, Inc.	23,408,466	1.7
211,758		Moody’s Corp.	21,836,485	1.6
336,706		SEI Investments Co.	18,313,439	1.4
499,140		TD Ameritrade Holding Corp.	18,283,498	1.3
39,651		Other Securities	5,252,964	0.4
			153,227,239	11.3

		Health Care: 14.5%
151,362	@	BioMarin Pharmaceutical, Inc.	14,435,394	1.1
164,329		Cardinal Health, Inc.	14,271,974	1.1
166,535		Edwards Lifesciences Corp.	27,145,205	2.0
418,159		Hologic, Inc.	16,872,716	1.2
132,752		Incyte Corp., Ltd.	15,165,589	1.1
40,692	@	Mettler Toledo International, Inc.	13,948,404	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
137,510		Waters Corp.	$18,264,078	1.4
519,352		Zoetis, Inc.	24,253,738	1.8
614,936		Other Securities	51,329,789	3.8
			195,686,887	14.5

		Industrials: 16.8%
438,444		Ametek, Inc.	24,754,548	1.8
141,759		Equifax, Inc.	15,806,129	1.2
315,472		Ingersoll-Rand PLC — Class A	18,508,742	1.4
407,538		Nielsen NV	19,023,874	1.4
231,222		Orbital ATK, Inc.	19,864,282	1.5
128,666		Roper Technologies, Inc.	24,895,584	1.8
867,284		Southwest Airlines Co.	39,790,990	2.9
133,802		Stanley Black & Decker, Inc.	14,605,826	1.1
464,923		Textron, Inc.	19,838,264	1.5
185,530		Wabtec Corp.	14,864,664	1.1
276,955		Waste Connections, Inc.	15,094,048	1.1
			227,046,951	16.8

		Information Technology: 19.7%
155,677		Ansys, Inc.	14,510,653	1.1
315,385		Broadridge Financial Solutions, Inc. ADR	17,339,867	1.3
365,370		Electronic Arts, Inc.	24,768,432	1.8
513,463		Fortinet, Inc.	18,494,937	1.4
437,845	@	Freescale Semiconductor Holdings Ltd.	17,036,549	1.3
659,716		Integrated Device Technology, Inc.	18,498,437	1.4
138,427		Intuit, Inc.	13,870,386	1.0
423,124		Maxim Integrated Products	16,404,517	1.2
352,220		Microchip Technology, Inc.	17,005,182	1.2
74,056	@	Palo Alto Networks, Inc.	13,873,651	1.0
344,189		Red Hat, Inc.	28,020,427	2.1
612,473		Sabre Corp.	17,920,960	1.3
276,546	@	SolarWinds, Inc.	16,158,583	1.2
382,044	@	Vantiv, Inc.	20,137,539	1.5
112,252		Other Securities	11,561,956	0.9
			265,602,076	19.7

		Materials: 4.6%
328,282	@	Crown Holdings, Inc.	17,041,119	1.3
264,553		Eastman Chemical Co.	19,219,775	1.4
386,388		Packaging Corp. of America	26,270,520	1.9
			62,531,414	4.6

		Total Common Stock (Cost $1,182,959,229)	1,312,489,136	97.1

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.2%
	Securities Lending Collateralcc: 1.2%
3,781,190	BNP Paribas Bank, Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $3,781,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.000%, Market Value plus accrued interest $3,856,814, due 02/10/16–11/20/45)	$3,781,190	0.3
3,781,190	Citigroup, Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $3,781,203, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $3,856,814, due 12/15/15–04/01/51)	3,781,190	0.3
3,781,190	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.10%, due 12/01/15 (Repurchase Amount $3,781,200, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $3,856,827, due 01/15/16–07/15/37)	3,781,190	0.3
3,781,190	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $3,781,203, collateralized by various U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $3,856,814, due 10/01/19–10/20/44)	3,781,190	0.3
795,899	Royal Bank of Canada, Repurchase Agreement dated 11/30/15, 0.09%, due 12/01/15 (Repurchase Amount $795,901, collateralized by various U.S. Government Agency Obligations, 1.750%–7.000%, Market Value plus accrued interest $811,817, due 04/20/25–05/20/65)	795,899	0.0
		15,920,659	1.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.0%
41,197,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%†† (Cost $41,197,000)	$41,197,000	3.0

	Total Short-Term Investments (Cost $57,117,659)	57,117,659	4.2

	Total Investments in Securities (Cost $1,240,076,888)	$1,369,606,795	101.3
	Liabilities in Excess of Other Assets	(17,770,853)	(1.3)
	Net Assets	$1,351,835,942	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2015.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,241,322,893.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$159,674,193
Gross Unrealized Depreciation	(31,390,291)
Net Unrealized Appreciation	$128,283,902

See Accompanying Notes to Financial Statements

VOYA MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,312,489,136	$—	$—	$1,312,489,136
Short-Term Investments	41,197,000	15,920,659	—	57,117,659
Total Investments, at fair value	$1,353,686,136	$15,920,659	$—	$1,369,606,795

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Consumer Discretionary: 14.5%
27,693		Carter’s, Inc.	$2,387,967	1.0
63,078		Goodyear Tire & Rubber Co.	2,200,161	0.9
12,300		Lear Corp.	1,548,570	0.6
13,180		Mohawk Industries, Inc.	2,513,690	1.0
16,828		PVH Corp.	1,536,228	0.6
58,996		Ross Stores, Inc.	3,068,382	1.2
4,381,197		Other Securities(a)	23,050,124	9.2
			36,305,122	14.5

		Consumer Staples: 3.6%
25,612		Ingredion, Inc.	2,524,575	1.0
85,347		Kroger Co.	3,214,168	1.3
152,100		Other Securities(a)	3,205,213	1.3
			8,943,956	3.6

		Energy: 6.1%
18,220	@	Diamondback Energy, Inc.	1,421,524	0.6
32,100		Marathon Petroleum Corp.	1,874,961	0.7
10,306		Pioneer Natural Resources Co.	1,491,794	0.6
26,700		Valero Energy Corp.	1,918,662	0.8
516,968		Other Securities(a)	8,648,431	3.4
			15,355,372	6.1

		Financials: 29.6%
92,211		BankUnited, Inc.	3,485,576	1.4
68,741		CBRE Group, Inc.	2,575,725	1.0
61,141		CIT Group, Inc.	2,626,617	1.1
73,589		CNO Financial Group, Inc.	1,488,706	0.6
28,000		Discover Financial Services	1,589,280	0.6
30,883		First Republic Bank/San Francisco CA	2,126,603	0.9
39,400		Hartford Financial Services Group, Inc.	1,798,216	0.7
24,749		PartnerRe Ltd.	3,443,328	1.4
158,200		Regions Financial Corp.	1,604,148	0.6
20,865		Reinsurance Group of America, Inc.	1,917,076	0.8
41,872		SEI Investments Co.	2,277,418	0.9
67,953		Unum Group	2,492,516	1.0
34,000		Validus Holdings Ltd.	1,604,120	0.6
66,278		XL Group Plc	2,530,494	1.0
47,513		Zions Bancorp.	1,423,490	0.6
1,930,041		Other Securities(a)	41,038,825	16.4
			74,022,138	29.6

		Health Care: 5.9%
40,933		Agilent Technologies, Inc.	1,711,818	0.7
22,723		Amsurg Corp.	1,910,095	0.7
9,620		Ono Pharmaceutical Co., Ltd.	1,538,323	0.6

COMMON STOCK: (continued)
		Health Care: (continued)
21,400		Quest Diagnostics, Inc.	$1,462,048	0.6
211,876		Other Securities(a)	8,237,355	3.3
			14,859,639	5.9

		Industrials: 13.6%
28,600		AGCO Corp.	1,437,436	0.6
99,529		Covanta Holding Corp.	1,607,393	0.6
14,300		Cummins, Inc.	1,435,291	0.6
56,333		Hexcel Corp.	2,652,721	1.0
21,110		IDEX Corp.	1,663,468	0.7
56,261		Jacobs Engineering Group, Inc.	2,483,360	1.0
75,554		Quanta Services, Inc.	1,665,966	0.7
8,685		Roper Technologies, Inc.	1,680,461	0.7
29,017		Wabtec Corp.	2,324,842	0.9
635,601		Other Securities(a)	17,191,260	6.8
			34,142,198	13.6

		Information Technology: 10.6%
37,391		Arrow Electronics, Inc.	2,114,835	0.8
34,817	@	Euronet Worldwide, Inc.	2,705,977	1.1
69,691	@	Keysight Technologies, Inc.	2,147,180	0.9
76,100		Symantec Corp.	1,490,038	0.6
872,016		Other Securities	18,133,162	7.2
			26,591,192	10.6

		Materials: 7.0%
22,523		Celanese Corp.	1,593,502	0.6
45,212		Reliance Steel & Aluminum Co.	2,658,918	1.1
420,718		Other Securities	13,355,199	5.3
			17,607,619	7.0

		Telecommunication Services: 0.5%
106,274		Other Securities(a)	1,194,069	0.5

		Utilities: 6.9%
25,800		Edison International	1,531,488	0.6
25,200		Entergy Corp.	1,679,076	0.7
58,800		PPL Corp.	2,001,552	0.8
50,300		Public Service Enterprise Group, Inc.	1,966,730	0.8
349,962		Other Securities	10,079,254	4.0
			17,258,100	6.9

		Total Common Stock (Cost $238,255,115)	246,279,405	98.3

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 1.8%
1,078,540	Cantor Fitzgerald, Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $1,078,544, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,100,111, due 12/15/15–09/20/65)	$1,078,540	0.4
1,078,540	Daiwa Capital Markets, Repurchase Agreement dated 11/30/15, 0.14%, due 12/01/15 (Repurchase Amount $1,078,544, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,100,111, due 12/24/15–09/09/49)	1,078,540	0.4
1,078,540	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.10%, due 12/01/15 (Repurchase Amount $1,078,543, collateralized by various U.S. Government Agency Obligations, 0.000%–7.250%, Market Value plus accrued interest $1,100,115, due 01/15/16–07/15/37)	1,078,540	0.5
1,078,540	Nomura Securities, Repurchase Agreement dated 11/30/15, 0.12%, due 12/01/15 (Repurchase Amount $1,078,544, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,100,111, due 12/17/15–09/20/65)	1,078,540	0.4

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
227,020	Royal Bank of Scotland PLC, Repurchase Agreement dated 11/30/15, 0.11%, due 12/01/15 (Repurchase Amount $227,021, collateralized by various U.S. Government Securities, 0.074%–2.750%, Market Value plus accrued interest $231,561, due 01/31/17–11/15/23)	227,020	0.1
		4,541,180	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,032,100	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%†† (Cost $1,032,100)	1,032,100	0.4

	Total Short-Term Investments (Cost $5,573,280)	5,573,280	2.2

	Total Investments in Securities (Cost $243,828,395)	$251,852,685	100.5
	Liabilities in Excess of Other Assets	(1,236,185)	(0.5)
	Net Assets	$250,616,500	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2015.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $244,484,370.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,416,781
Gross Unrealized Depreciation	(19,048,466)
Net Unrealized Appreciation	$7,368,315

See Accompanying Notes to Financial Statements

VOYA MULTI-MANAGER MID CAP VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2015
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$35,232,266	$1,072,856	$—	$36,305,122
Consumer Staples	8,943,956	—	—	8,943,956
Energy	15,355,372	—	—	15,355,372
Financials	74,022,138	—	—	74,022,138
Health Care	12,679,185	2,180,454	—	14,859,639
Industrials	33,035,466	1,106,732	—	34,142,198
Information Technology	26,591,192	—	—	26,591,192
Materials	17,607,619	—	—	17,607,619
Telecommunication Services	1,048,686	145,383	—	1,194,069
Utilities	17,258,100	—	—	17,258,100
Total Common Stock	241,773,980	4,505,425	—	246,279,405
Short-Term Investments	1,032,100	4,541,180	—	5,573,280
Total Investments, at fair value	$242,806,080	$9,046,605	$—	$251,852,685

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VOYA REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.5%
	Financials: 99.5%
323,600	Alexandria Real Estate Equities, Inc.	$29,800,324	2.2
298,700	American Residential Properties, Inc.	5,224,263	0.4
331,309	AvalonBay Communities, Inc.	60,228,663	4.5
385,302	Boston Properties, Inc.	48,158,897	3.6
761,200	Brandywine Realty Trust	10,474,112	0.8
821,378	CubeSmart	23,918,527	1.8
533,425	DCT Industrial Trust, Inc.	20,360,832	1.5
1,556,600	DDR Corp.	26,540,030	2.0
1,228,100	DiamondRock Hospitality Co.	13,668,753	1.0
435,000	Digital Realty Trust, Inc.	31,367,850	2.3
441,900	Douglas Emmett, Inc.	13,690,062	1.0
1,073,400	Duke Realty Corp.	21,843,690	1.6
135,549	Equinix, Inc.	40,190,278	3.0
1,182,839	Equity Residential	94,414,209	7.0
183,465	Essex Property Trust, Inc.	42,341,887	3.1
2,312,842	General Growth Properties, Inc.	58,908,086	4.4
636,820	Healthcare Realty Trust, Inc.	17,315,136	1.3
530,550	Healthcare Trust of America, Inc.	13,852,660	1.0
317,700	Highwoods Properties, Inc.	13,839,012	1.0
2,503,455	Host Hotels & Resorts, Inc.	41,557,353	3.1
432,700	Kilroy Realty Corp.	28,874,071	2.1
1,273,223	Kimco Realty Corp.	33,218,388	2.5
378,300	Kite Realty Group Trust	10,180,053	0.8
82,925	Macerich Co.	6,480,589	0.5
660,500	Paramount Group, Inc.	12,139,990	0.9
507,681	Pebblebrook Hotel Trust	16,169,640	1.2
416,500	Pennsylvania Real Estate Investment Trust	8,979,740	0.7
247,000	Post Properties, Inc.	14,563,120	1.1
1,307,102	ProLogis, Inc.	55,878,611	4.2
287,202	Public Storage, Inc.	68,945,712	5.1

COMMON STOCK: (continued)
	Financials: (continued)
310,139	QTS Realty Trust, Inc.	$13,094,069	1.0
676,927	Ramco-Gershenson Properties	11,419,758	0.8
363,500	Regency Centers Corp.	24,492,630	1.8
700,399	Simon Property Group, Inc.	130,442,310	9.7
372,610	SL Green Realty Corp.	43,997,789	3.3
2,808,700	Spirit Realty Capital, Inc.	27,581,434	2.1
229,940	Sun Communities, Inc.	15,371,489	1.1
1,276,220	Sunstone Hotel Investors, Inc.	18,734,910	1.4
971,904	UDR, Inc.	35,872,977	2.7
2,728,410	VEREIT, Inc.	22,727,655	1.7
408,804	Vornado Realty Trust	39,555,875	2.9
1,128,100	Welltower, Inc.	71,284,639	5.3

	Total Common Stock (Cost $829,666,625)	1,337,700,073	99.5

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
8,600,527	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%†† (Cost $8,600,527)	8,600,527	0.6

	Total Short-Term Investments (Cost $8,600,527)	8,600,527	0.6

	Total Investments in Securities (Cost $838,267,152)	$1,346,300,600	100.1
	Liabilities in Excess of Other Assets	(959,947)	(0.1)
	Net Assets	$1,345,340,653	100.0

††	Rate shown is the 7-day yield as of November 30, 2015.

Cost for federal income tax purposes is $926,967,318.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$519,280,334
Gross Unrealized Depreciation	(99,947,052)
Net Unrealized Appreciation	$419,333,282

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,337,700,073	$—	$—	$1,337,700,073
Short-Term Investments	8,600,527	—	—	8,600,527
Total Investments, at fair value	$1,346,300,600	$—	$—	$1,346,300,600

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.3%
		Consumer Discretionary: 16.2%
143,200	@	Burlington Stores, Inc.	$6,889,352	0.9
120,350		Cheesecake Factory	5,672,095	0.8
79,250		Jack in the Box, Inc.	5,875,595	0.8
95,239		Monro Muffler Brake, Inc.	7,051,496	0.9
86,305		Pool Corp.	7,080,462	1.0
63,400	@, L	Restoration Hardware Holdings, Inc.	5,697,758	0.8
89,008		Vail Resorts, Inc.	10,734,365	1.4
3,166,269		Other Securities(a)	70,907,732	9.6
			119,908,855	16.2

		Consumer Staples: 2.2%
59,310		Casey’s General Stores, Inc.	6,895,974	0.9
428,270		Other Securities(a)	9,594,176	1.3
			16,490,150	2.2

		Energy: 1.6%
532,090		Other Securities(a)	11,490,276	1.6

		Financials: 7.7%
101,703		Evercore Partners, Inc.	5,647,568	0.7
359,400		Janus Capital Group, Inc.	5,674,926	0.8
53,382		MarketAxess Holdings, Inc.	5,700,130	0.8
648,375	@	MGIC Investment Corp.	6,185,497	0.8
895,891		Other Securities	33,993,759	4.6
			57,201,880	7.7

		Health Care: 22.5%
128,625		Air Methods Corp.	5,620,912	0.8
52,875	@	Anacor Pharmaceuticals, Inc.	6,172,099	0.8
78,400	@	Charles River Laboratories International, Inc.	6,003,088	0.8
150,515	@	Cynosure, Inc.	6,330,661	0.9
228,171		Healthsouth Corp.	8,029,337	1.1
115,325		Hill-Rom Holdings, Inc.	5,871,196	0.8
144,400		Masimo Corp.	5,989,712	0.8
102,525		Neurocrine Biosciences, Inc.	5,574,284	0.8
121,096	@	STERIS PLC	9,249,312	1.2
166,875	@	Team Health Holdings, Inc.	9,201,488	1.2
93,675	@	WellCare Health Plans, Inc.	7,726,314	1.0
3,832,298		Other Securities(a)	90,986,410	12.3
			166,754,813	22.5

		Industrials: 15.4%
252,300		Actuant Corp.	6,246,948	0.8
127,625		Advisory Board Co.	6,871,330	0.9
158,500		Clarcor, Inc.	8,373,555	1.1
113,900		EnPro Industries, Inc.	5,710,946	0.8
152,152		HUB Group, Inc.	5,862,417	0.8
271,600		Knight Transportation, Inc.	7,202,832	1.0

COMMON STOCK: (continued)
		Industrials: (continued)
168,300		Simpson Manufacturing Co., Inc.	$6,248,979	0.8
90,900		Toro Co.	7,005,663	1.0
117,734		Watts Water Technologies, Inc.	6,535,414	0.9
1,162,720		Other Securities(a)	54,084,051	7.3
			114,142,135	15.4

		Information Technology: 25.1%
170,800	@	BroadSoft, Inc.	6,837,124	0.9
184,428	@	Cardtronics, Inc.	6,936,337	0.9
164,000	@	Commvault Systems, Inc.	6,720,720	0.9
80,715		Fair Isaac Corp.	7,688,104	1.0
115,675	@	Guidewire Software, Inc.	6,862,998	0.9
417,175		Intersil Corp.	6,040,694	0.8
100,225		j2 Global, Inc.	8,065,106	1.1
76,425		Littelfuse, Inc.	8,296,698	1.1
119,050		Manhattan Associates, Inc.	9,119,230	1.2
103,300		Monolithic Power Systems, Inc.	7,058,489	1.0
167,621		Plexus Corp.	6,235,501	0.9
218,425	@	QLIK Technologies, Inc.	6,948,099	0.9
166,150	@	Synchronoss Technologies, Inc.	6,541,325	0.9
56,050		Tyler Technologies, Inc.	10,001,562	1.4
66,670	@	WEX, Inc.	6,284,981	0.9
2,837,173		Other Securities	75,839,562	10.3
			185,476,530	25.1

		Materials: 4.6%
188,900	@	Boise Cascade Co.	5,912,570	0.8
109,600		Minerals Technologies, Inc.	6,744,784	0.9
1,884,400		Other Securities	21,655,008	2.9
			34,312,362	4.6

		Total Common Stock (Cost $650,825,955)	705,777,001	95.3

EXCHANGE-TRADED FUNDS: 1.6%
80,628		iShares Russell 2000 Growth Index Fund	11,833,771	1.6

		Total Exchange-Traded Funds (Cost $11,305,888)	11,833,771	1.6

		Total Long-Term Investments (Cost $662,131,843)	717,610,772	96.9

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.8%
	Securities Lending Collateralcc: 4.6%
8,006,877	BNP Paribas Bank, Repurchase Agreement dated 11/30/15, 0.12%, due 12/01/15 (Repurchase Amount $8,006,903, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–6.090%, Market Value plus accrued interest $8,167,015, due 05/31/16–09/09/49)	$8,006,877	1.1
8,006,877	Citigroup, Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $8,006,906, collateralized by various U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $8,167,014, due 12/15/15–04/01/51)	8,006,877	1.1
8,006,877	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.11%, due 12/01/15 (Repurchase Amount $8,006,901, collateralized by various U.S. Government Agency Obligations, 0.500%–6.500%, Market Value plus accrued interest $8,167,032, due 09/28/16–12/01/45)	8,006,877	1.1
7,997,202	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $7,997,230, collateralized by various U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $8,157,146, due 10/01/19–10/20/44)	7,997,202	1.1
1,695,029	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/15, 0.19%, due 12/01/15 (Repurchase Amount $1,695,038, collateralized by various U.S. Government Securities, 0.125%–2.500%, Market Value plus accrued interest $1,729,308, due 01/15/17–02/15/42)	1,695,029	0.2
		33,712,862	4.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.2%
23,697,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%†† (Cost $23,697,000)	$23,697,000	3.2

	Total Short-Term Investments (Cost $57,409,862)	57,409,862	7.8

	Total Investments in Securities (Cost $719,541,705)	$775,020,634	104.7
	Liabilities in Excess of Other Assets	(34,586,153)	(4.7)
	Net Assets	$740,434,481	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2015.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of November 30, 2015.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at November 30, 2015.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $721,587,755.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$97,679,107
Gross Unrealized Depreciation	(44,246,228)
Net Unrealized Appreciation	$53,432,879

See Accompanying Notes to Financial Statements

VOYA SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2015 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of November 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2015
Asset Table
Investments, at fair value
Common Stock*	$705,777,001	$—	$—	$705,777,001
Exchange-Traded Funds	11,833,771	—	—	11,833,771
Short-Term Investments	23,697,000	33,712,862	—	57,409,862
Total Investments, at fair value	$741,307,772	$33,712,862	$—	$775,020,634

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-DE2 (1115-012216)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 21.0%
27,197		Amazon.com, Inc.	18,080,565	4.2
37,010	@	AMC Networks, Inc.	3,009,283	0.7
170,316		Comcast Corp. – Class A	10,365,432	2.4
91,431		Dish Network Corp. - Class A	5,733,638	1.3
62,086		Dollar General Corp.	4,061,045	0.9
121,859		Home Depot, Inc.	16,314,483	3.8
78,973		Jarden Corp.	3,686,460	0.9
77,055		McDonald's Corp.	8,796,599	2.0
84,614		Nike, Inc.	11,192,740	2.6
96,002		Ross Stores, Inc.	4,993,064	1.2
70,123		Starbucks Corp.	4,304,851	1.0
			90,538,160	21.0

		Consumer Staples: 10.1%
57,180		Church & Dwight Co., Inc.	4,904,329	1.1
124,367		Coca-Cola Enterprises, Inc.	6,255,660	1.4
41,455		Costco Wholesale Corp.	6,691,666	1.6
89,935		CVS Health Corp.	8,461,984	2.0
34,118		Monster Beverage Corp.	5,274,984	1.2
120,191		PepsiCo, Inc.	12,038,331	2.8
			43,626,954	10.1

		Energy: 1.1%
120,441		Halliburton Co.	4,799,574	1.1

		Financials: 5.9%
26,005		Blackrock, Inc.	9,458,539	2.2
23,995		Intercontinental Exchange, Inc.	6,234,861	1.5
39,334		Moody's Corp.	4,056,122	0.9
152,042		TD Ameritrade Holding Corp.	5,569,298	1.3
			25,318,820	5.9

		Health Care: 16.8%
18,794		Allergan plc	5,899,249	1.4
51,781		Amgen, Inc.	8,341,919	1.9
19,963		Biogen, Inc.	5,726,586	1.3
130,486		Bristol-Myers Squibb Co.	8,743,867	2.0
51,492		Celgene Corp.	5,635,799	1.3
42,857		Edwards Lifesciences Corp.	6,985,691	1.6
54,676		Gilead Sciences, Inc.	5,793,469	1.4
33,593		McKesson Corp.	6,360,835	1.5
109,105		Merck & Co., Inc.	5,783,656	1.4
24,734	@	Shire PLC ADR	5,153,576	1.2
68,617		UnitedHealth Group, Inc.	7,733,822	1.8
			72,158,469	16.8

		Industrials: 10.9%
90,041		Ametek, Inc.	5,083,715	1.2
86,972		Danaher Corp.	8,383,231	1.9
157,623	Delta Airlines, Inc.	7,323,165	1.7
99,945	Ingersoll-Rand PLC - Class A	5,863,773	1.4
26,581	Northrop Grumman Corp.	4,953,635	1.2
34,580	Roper Technologies, Inc.	6,690,884	1.6
40,410	Stanley Black & Decker, Inc.	4,411,156	1.0
93,772	Textron, Inc.	4,001,251	0.9
		46,710,810	10.9

		Information Technology: 27.0%
94,886	@ Adobe Systems, Inc.	8,678,274	2.0
27,803	Alphabet, Inc.	21,209,519	4.9
250,585	Apple, Inc.	29,644,205	6.9
48,178	Avago Technologies Ltd.	6,284,820	1.5
108,363	Cognizant Technology Solutions Corp.	6,998,083	1.6
57,384	Electronic Arts, Inc.	3,890,061	0.9
74,485	@ Facebook, Inc.	7,764,316	1.8
85,753	@ Freescale Semiconductor Holdings Ltd.	3,336,649	0.8
175,440	Microsoft Corp.	9,535,164	2.2
59,019	Red Hat, Inc.	4,804,737	1.1
177,842	Visa, Inc.	14,051,296	3.3
		116,197,124	27.0

		Materials: 3.5%
97,808	@ Crown Holdings, Inc.	5,077,213	1.2
78,255	Eastman Chemical Co.	5,685,226	1.3
60,484	Packaging Corp. of America	4,112,307	1.0
		14,874,746	3.5

	Total Common Stock
	(Cost $334,858,746)	414,224,657	96.3

SHORT-TERM INVESTMENTS: 3.7%
		Mutual Funds: 3.7%
16,008,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%††
	(Cost $16,008,000)	16,008,000	3.7

	Total Short-Term Investments
	(Cost $16,008,000)	16,008,000	3.7

	Total Investments in Securities (Cost $350,866,746)	$430,232,657	100.0
	Assets in Excess of Other Liabilities	7,883	–
	Net Assets	$430,240,540	100.0

††	Rate shown is the 7-day yield as of November 30, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

1

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

Cost for federal income tax purposes is $351,739,621.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$87,071,561
Gross Unrealized Depreciation	(8,578,525)

Net Unrealized Appreciation	$78,493,036

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 6.5%
12,894		Amazon.com, Inc.	8,571,931	0.7
354,510		Coach, Inc.	11,262,783	1.0
134,580	@	Delphi Automotive PLC	11,826,890	1.0
128,362		Dish Network Corp. - Class A	8,049,581	0.7
164,661		Hasbro, Inc.	12,035,073	1.1
390,019		Hilton Worldwide Holdings, Inc.	9,056,241	0.8
115,724		McDonald's Corp.	13,211,052	1.2
			74,013,551	6.5

		Consumer Staples: 7.0%
151,746		Dr Pepper Snapple Group, Inc.	13,619,204	1.2
132,449		Kimberly-Clark Corp.	15,781,298	1.4
195,974		Kraft Heinz Co.	14,441,324	1.3
169,306		PepsiCo, Inc.	16,957,689	1.5
211,628		Philip Morris International, Inc.	18,494,171	1.6
			79,293,686	7.0

		Energy: 12.6%
180,821		Anadarko Petroleum Corp.	10,831,178	0.9
166,390		Baker Hughes, Inc.	8,996,707	0.8
274,486		Chevron Corp.	25,066,062	2.2
170,808		EOG Resources, Inc.	14,250,511	1.3
296,678		Halliburton Co.	11,822,618	1.0
228,750		Hess Corp.	13,496,250	1.2
268,088		Occidental Petroleum Corp.	20,264,772	1.8
208,481	@	Royal Dutch Shell PLC - Class A ADR	10,374,015	0.9
237,109	@,L	Total S.A. ADR	11,725,040	1.0
234,752		Valero Energy Corp.	16,869,279	1.5
			143,696,432	12.6

		Financials: 27.0%
241,404		Allstate Corp.	15,150,515	1.3
95,280		Ameriprise Financial, Inc.	10,761,876	0.9
268,122		Arthur J. Gallagher & Co.	11,730,337	1.0
317,208		Blackstone Group LP	9,906,406	0.9
467,502		Brixmor Property Group, Inc.	11,738,975	1.0
539,909		Citigroup, Inc.	29,203,678	2.6
300,654		Discover Financial Services	17,065,121	1.5
295,808		Gaming and Leisure Properties, Inc.	8,043,019	0.7
288,084		Hartford Financial Services Group, Inc.	13,148,154	1.2
587,684		JPMorgan Chase & Co.	39,186,769	3.5
782,454		Keycorp	10,257,972	0.9
225,027		Lazard Ltd.	10,457,005	0.9
258,249		Liberty Property Trust	8,754,641	0.8
214,616		Lincoln National Corp.	11,801,734	1.0
96,845		Mid-America Apartment Communities, Inc.	8,576,593	0.8
137,523	Prudential Financial, Inc.	11,902,616	1.1
81,502	Simon Property Group, Inc.	15,178,932	1.3
408,373	Unum Group	14,979,122	1.3
881,289	Wells Fargo & Co.	48,559,024	4.3
		306,402,489	27.0

		Health Care: 11.4%
225,041	Bristol-Myers Squibb Co.	15,079,997	1.3
126,413	Gilead Sciences, Inc.	13,394,722	1.2
256,241	@ Medtronic PLC	19,305,197	1.7
569,482	Merck & Co., Inc.	30,188,241	2.7
1,038,220	Pfizer, Inc.	34,022,469	3.0
152,046	UnitedHealth Group, Inc.	17,137,105	1.5
		129,127,731	11.4

		Industrials: 10.3%
77,831	Boeing Co.	11,320,519	1.0
151,335	Deere & Co.	12,041,726	1.0
100,997	General Dynamics Corp.	14,792,021	1.3
1,326,589	General Electric Co.	39,718,075	3.5
100,464	Hubbell, Inc.	9,975,070	0.9
87,092	Kansas City Southern	7,918,405	0.7
38,566	TransDigm Group, Inc.	9,048,740	0.8
150,956	Union Pacific Corp.	12,672,756	1.1
		117,487,312	10.3

		Information Technology: 12.1%
249,741	Activision Blizzard, Inc.	9,405,246	0.8
139,908	Apple, Inc.	16,551,116	1.5
1,175,237	Cisco Systems, Inc.	32,025,208	2.8
917,928	Intel Corp.	31,916,357	2.8
245,309	Microchip Technology, Inc.	11,843,519	1.0
657,510	Microsoft Corp.	35,735,668	3.2
		137,477,114	12.1

		Materials: 2.8%
349,613	Dow Chemical Co.	18,225,326	1.6
335,283	International Paper Co.	14,024,888	1.2
		32,250,214	2.8

		Telecommunication Services: 2.4%
813,661	AT&T, Inc.	27,395,966	2.4

		Utilities: 6.0%
278,019	American Electric Power Co., Inc.	15,571,844	1.4
195,780	DTE Energy Co.	15,758,332	1.4
418,744	PG&E Corp.	22,080,371	1.9
143,035	Sempra Energy	14,193,363	1.3
		67,603,910	6.0

	Total Common Stock
	(Cost $1,007,225,444)	1,114,748,405	98.1

See Accompanying Notes to Financial Statements

3

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 0.9%
2,356,781	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.10%, due 12/01/15 (Repurchase Amount $2,356,787, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $2,403,925, due 01/15/16-07/15/37)	2,356,781	0.2
2,356,781	Millenium Fixed Income Ltd., Repurchase Agreement dated 11/30/15, 0.16%, due 12/01/15 (Repurchase Amount $2,356,791, collateralized by various U.S. Government Securities, 1.500%-3.625%, Market Value plus accrued interest $2,403,917, due 03/31/21-02/15/44)	2,356,781	0.2
2,356,781	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $2,356,789, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,403,917, due 10/01/19-10/20/44)	2,356,781	0.2
2,356,781	Nomura Securities, Repurchase Agreement dated 11/30/15, 0.12%, due 12/01/15 (Repurchase Amount $2,356,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,403,917, due 12/17/15-09/20/65)	2,356,781	0.2
496,060	Royal Bank of Canada, Repurchase Agreement dated 11/30/15, 0.09%, due 12/01/15 (Repurchase Amount $496,061, collateralized by various U.S. Government Agency Obligations, 1.750%-7.000%, Market Value plus accrued interest $505,981, due 04/20/25-05/20/65)	496,060	0.1
		9,923,184	0.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.8%
20,734,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%††
	(Cost $20,734,000)	20,734,000	1.8

	Total Short-Term Investments
	(Cost $30,657,184)	30,657,184	2.7

	Total Investments in Securities (Cost $1,037,882,628)	$1,145,405,589	100.8
	Liabilities in Excess of Other Assets	(8,662,701)	(0.8)
	Net Assets	$1,136,742,888	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2015.

Cost for federal income tax purposes is $1,040,307,245.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$137,934,568
Gross Unrealized Depreciation	(32,836,224)

Net Unrealized Appreciation	$105,098,344

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 22.3%
268,363	@	AMC Networks, Inc.	21,820,596	1.6
39,072	@	Chipotle Mexican Grill, Inc.	22,644,178	1.7
379,350		Dollar General Corp.	24,813,283	1.8
199,785		Domino's Pizza, Inc.	21,470,894	1.6
200,342	@,L	Five Below, Inc.	5,611,579	0.4
272,860		Hasbro, Inc.	19,943,337	1.5
848,967		Hilton Worldwide Holdings, Inc.	19,713,014	1.5
445,514		Jarden Corp.	20,796,594	1.5
172,341		Lear Corp.	21,697,732	1.6
264,033	L	Lululemon Athletica, Inc.	12,626,058	0.9
109,023		Marriott International, Inc.	7,730,821	0.6
568,565		Ross Stores, Inc.	29,571,066	2.2
466,336		Starz	16,452,334	1.2
374,295		Toll Brothers, Inc.	13,916,288	1.0
221,650		Tractor Supply Co.	19,804,427	1.5
134,040		Ulta Salon Cosmetics & Fragrance, Inc.	22,384,680	1.7
			300,996,881	22.3

		Consumer Staples: 7.3%
181,718		Church & Dwight Co., Inc.	15,585,953	1.1
609,246		Coca-Cola Enterprises, Inc.	30,645,074	2.3
160,739		Monster Beverage Corp.	24,851,857	1.8
140,051		Spectrum Brands Holdings, Inc.	13,264,230	1.0
171,862	@	TreeHouse Foods, Inc.	14,859,188	1.1
			99,206,302	7.3

		Energy: 0.6%
143,156		EQT Corp.	8,191,386	0.6

		Financials: 11.3%
132,732		Affiliated Managers Group, Inc.	23,524,092	1.7
228,059		Aon PLC	21,606,310	1.6
70,833		Equinix, Inc.	21,001,985	1.6
90,088		Intercontinental Exchange, Inc.	23,408,466	1.7
211,758		Moody's Corp.	21,836,485	1.6
336,706		SEI Investments Co.	18,313,439	1.4
39,651		SVB Financial Group	5,252,964	0.4
499,140		TD Ameritrade Holding Corp.	18,283,498	1.3
			153,227,239	11.3

		Health Care: 14.5%
114,452		Abiomed, Inc.	9,335,850	0.7
151,362	@	BioMarin Pharmaceutical, Inc.	14,435,394	1.1
164,329		Cardinal Health, Inc.	14,271,974	1.1
148,996	@	DexCom, Inc.	12,667,640	0.9
166,535		Edwards Lifesciences Corp.	27,145,205	2.0
418,159		Hologic, Inc.	16,872,716	1.3
132,752		Incyte Corp., Ltd.	15,165,588	1.1
18,805		Intuitive Surgical, Inc.	9,778,976	0.7
40,692	@	Mettler Toledo International, Inc.	13,948,404	1.0
193,804	@	NuVasive, Inc.	10,104,941	0.7
138,879	@	Quintiles Transnational Holdings, Inc.	9,442,383	0.7
137,510		Waters Corp.	18,264,078	1.4
519,352		Zoetis, Inc.	24,253,738	1.8
			195,686,887	14.5

		Industrials: 16.8%
438,444		Ametek, Inc.	24,754,548	1.8
141,759		Equifax, Inc.	15,806,129	1.2
315,472		Ingersoll-Rand PLC - Class A	18,508,742	1.4
407,538		Nielsen NV	19,023,874	1.4
231,222		Orbital ATK, Inc.	19,864,282	1.5
128,666		Roper Technologies, Inc.	24,895,584	1.8
867,284		Southwest Airlines Co.	39,790,990	2.9
133,802		Stanley Black & Decker, Inc.	14,605,826	1.1
464,923		Textron, Inc.	19,838,264	1.5
185,530		Wabtec Corp.	14,864,664	1.1
276,955		Waste Connections, Inc.	15,094,048	1.1
			227,046,951	16.8

		Information Technology: 19.7%
155,677		Ansys, Inc.	14,510,653	1.1
315,385		Broadridge Financial Solutions, Inc. ADR	17,339,867	1.3
365,370		Electronic Arts, Inc.	24,768,432	1.8
112,252		F5 Networks, Inc.	11,561,956	0.8
513,463		Fortinet, Inc.	18,494,937	1.4
437,845	@	Freescale Semiconductor Holdings Ltd.	17,036,549	1.3
659,716		Integrated Device Technology, Inc.	18,498,437	1.4
138,427		Intuit, Inc.	13,870,385	1.0
423,124		Maxim Integrated Products	16,404,518	1.2
352,220		Microchip Technology, Inc.	17,005,182	1.3
74,056	@	Palo Alto Networks, Inc.	13,873,651	1.0
344,189		Red Hat, Inc.	28,020,427	2.1
612,473		Sabre Corp.	17,920,960	1.3
276,546	@	SolarWinds, Inc.	16,158,583	1.2
382,044	@	Vantiv, Inc.	20,137,539	1.5
			265,602,076	19.7

		Materials: 4.6%
328,282	@	Crown Holdings, Inc.	17,041,119	1.3
264,553		Eastman Chemical Co.	19,219,775	1.4
386,388		Packaging Corp. of America	26,270,520	1.9
			62,531,414	4.6

	Total Common Stock
	(Cost $1,182,959,229)		1,312,489,136	97.1

See Accompanying Notes to Financial Statements

5

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Securities Lending Collateralcc: 1.2%
3,781,190	BNP Paribas Bank, Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $3,781,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $3,856,814, due 02/10/16-11/20/45)	3,781,190	0.3
3,781,190	Citigroup, Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $3,781,203, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,856,814, due 12/15/15-04/01/51)	3,781,190	0.3
3,781,190	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.10%, due 12/01/15 (Repurchase Amount $3,781,200, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $3,856,827, due 01/15/16-07/15/37)	3,781,190	0.3
3,781,190	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $3,781,203, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,856,814, due 10/01/19-10/20/44)	3,781,190	0.3
795,899	Royal Bank of Canada, Repurchase Agreement dated 11/30/15, 0.09%, due 12/01/15 (Repurchase Amount $795,901, collateralized by various U.S. Government Agency Obligations, 1.750%-7.000%, Market Value plus accrued interest $811,817, due 04/20/25-05/20/65)	795,899	0.0
		15,920,659	1.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.0%
41,197,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%††
	(Cost $41,197,000)	41,197,000	3.0

	Total Short-Term Investments
	(Cost $57,117,659)	57,117,659	4.2

	Total Investments in Securities (Cost $1,240,076,888)	$1,369,606,795	101.3
	Liabilities in Excess of Other Assets	(17,770,853)	(1.3)
	Net Assets	$1,351,835,942	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2015.

Cost for federal income tax purposes is $1,241,322,893.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$159,674,193
Gross Unrealized Depreciation	(31,390,291)

Net Unrealized Appreciation	$128,283,902

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Consumer Discretionary: 14.5%
33,500	@	American Axle & Manufacturing Holdings, Inc.	762,460	0.3
12,600		Bed Bath & Beyond, Inc.	686,952	0.3
11,600		Brinker International, Inc.	529,192	0.2
27,693		Carter's, Inc.	2,387,967	0.9
23,600		Cooper Tire & Rubber Co.	990,964	0.4
8,900		Dillard's, Inc.	667,500	0.3
21,263		D.R. Horton, Inc.	687,008	0.3
35,523		DSW, Inc.	815,608	0.3
12,900		Foot Locker, Inc.	838,500	0.3
15,400	L	GameStop Corp.	539,462	0.2
29,000		Gap, Inc.	775,170	0.3
3,613,000	@	Global Brands Group Holding Ltd.	700,642	0.3
63,078		Goodyear Tire & Rubber Co.	2,200,161	0.9
45,563		Hanesbrands, Inc.	1,397,417	0.6
31,340		Interpublic Group of Cos., Inc.	720,820	0.3
20,000		Kohl's Corp.	942,600	0.4
12,300		Lear Corp.	1,548,570	0.6
23,051		Lennar Corp. - Class A	1,180,442	0.5
24,400		Macy's, Inc.	953,552	0.4
13,700		Meritage Homes Corp.	511,147	0.2
13,180		Mohawk Industries, Inc.	2,513,690	1.0
21,300		Movado Group, Inc.	569,775	0.2
22,830		Newell Rubbermaid, Inc.	1,019,588	0.4
21,338		Nordstrom, Inc.	1,201,543	0.5
19,955	@	Norwegian Cruise Line Holdings Ltd.	1,146,215	0.5
70,356	@	Performance Sports Group Ltd	834,422	0.3
16,919		Pulte Group, Inc.	329,582	0.1
16,828		PVH Corp.	1,536,228	0.6
25,770		Quebecor, Inc.	638,147	0.3
58,996		Ross Stores, Inc.	3,068,382	1.2
125,794	@	Samsonite International SA	372,214	0.1
42,400	@	Smith & Wesson Holding Corp.	777,616	0.3
12,295		Toll Brothers, Inc.	457,128	0.2
21,000		Viacom, Inc. Class B	1,045,590	0.4
5,900		Whirlpool Corp.	958,868	0.4
			36,305,122	14.5

		Consumer Staples: 3.6%
25,612		Ingredion, Inc.	2,524,575	1.0
85,347		Kroger Co.	3,214,168	1.3
30,800	L	Pilgrim's Pride Corp.	663,124	0.3
8,900	L	Sanderson Farms, Inc.	665,809	0.3
86,500		Supervalu, Inc.	581,280	0.2
25,900		Tyson Foods, Inc.	1,295,000	0.5
			8,943,956	3.6

		Energy: 6.1%
17,300	L	Atwood Oceanics, Inc.	274,724	0.1
59,371	@	Cobalt International Energy, Inc.	437,564	0.2
57,490		DHT Holdings, Inc.	431,175	0.2
11,700	L	Diamond Offshore Drilling	264,771	0.1
18,220	@	Diamondback Energy, Inc.	1,421,524	0.6
27,700		Ensco PLC	474,224	0.2
5,073		HollyFrontier Corp.	243,910	0.1
37,063		Kinder Morgan, Inc.	873,575	0.3
32,100		Marathon Petroleum Corp.	1,874,961	0.7
12,500		National Oilwell Varco, Inc.	466,750	0.2
27,290		Newfield Exploration Co.	1,044,115	0.4
32,400	@,L	Noble Corp. PLC	429,948	0.2
16,100		Oceaneering International, Inc.	704,214	0.3
23,700		PBF Energy, Inc.	959,613	0.4
10,306		Pioneer Natural Resources Co.	1,491,794	0.6
40,336		QEP Resources, Inc.	637,309	0.2
25,700		Ship Finance International Ltd.	445,124	0.2
35,925		Trican Well Services Ltd.	17,486	0.0
26,700		Valero Energy Corp.	1,918,662	0.7
87,320		Weatherford International PLC	943,929	0.4
			15,355,372	6.1

		Financials: 29.6%
21,870		Agree Realty Corp.	733,520	0.3
11,700		Allstate Corp.	734,292	0.3
20,215		American Assets Trust, Inc.	804,759	0.3
32,600	L	American Capital Mortgage Investment Corp.	488,674	0.2
7,900		Amtrust Financial Services, Inc.	493,829	0.2
107,900		Annaly Capital Management, Inc.	1,033,682	0.4
12,542		Argo Group International Holdings Ltd.	796,793	0.3
1,637		Ashford Hospitality Prime, Inc.	23,245	0.0
82,000		Ashford Hospitality Trust, Inc.	576,460	0.2
17,600		Assured Guaranty Ltd.	465,344	0.2
13,100		Axis Capital Holdings Ltd.	733,600	0.3
92,211		BankUnited, Inc.	3,485,576	1.4
20,000		BB&T Corp.	772,400	0.3
16,794		Blackstone Mortgage Trust, Inc.	485,347	0.2
46,600		Brandywine Realty Trust	641,216	0.3
77,180		CBL & Associates Properties, Inc.	1,008,743	0.4
68,741		CBRE Group, Inc.	2,575,725	1.0
61,141		CIT Group, Inc.	2,626,617	1.1
73,589		CNO Financial Group, Inc.	1,488,705	0.6
28,213		Comerica, Inc.	1,307,673	0.5
13,300		Digital Realty Trust, Inc.	959,063	0.4

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

28,000		Discover Financial Services	1,589,280	0.6
33,600		DuPont Fabros Technology, Inc.	1,110,144	0.4
18,948		Equity Lifestyle Properties, Inc.	1,181,976	0.5
15,037		EverBank Financial Corp.	259,539	0.1
7,200		Everest Re Group Ltd.	1,327,968	0.5
13,921		Extra Space Storage, Inc.	1,165,884	0.5
65,900		Fifth Third Bancorp	1,362,153	0.6
30,883		First Republic Bank/San Francisco CA	2,126,603	0.9
36,945	@	Forest City Enterprises, Inc.	821,657	0.3
97,000		Franklin Street Properties Corp.	1,015,590	0.4
49,300	@	Genworth Financial, Inc.	248,965	0.1
46,500		Getty Realty Corp.	811,425	0.3
40,000		Government Properties Income Trust	677,200	0.3
26,000		Hancock Holding Co.	757,120	0.3
9,811		Hanover Insurance Group, Inc.	830,011	0.3
39,400		Hartford Financial Services Group, Inc.	1,798,216	0.7
39,100		Hospitality Properties Trust	1,085,807	0.4
80,533		Host Hotels & Resorts, Inc.	1,336,848	0.5
100,400		Huntington Bancshares, Inc.	1,173,676	0.5
16,466		Iberiabank Corp.	1,043,450	0.4
98,900		Keycorp	1,296,579	0.5
135,200		Lexington Realty Trust	1,161,368	0.5
19,000		Lincoln National Corp.	1,044,810	0.4
14,797	@	Markit Ltd.	436,511	0.2
57,200		Medical Properties Trust, Inc.	686,972	0.3
27,000	@	MGIC Investment Corp.	257,580	0.1
11,981		MSCI, Inc. - Class A	840,108	0.3
48,100		Navient Corp.	572,871	0.2
17,300		OFG Bancorp	144,628	0.1
21,900		Omega Healthcare Investors, Inc.	754,236	0.3
24,749		PartnerRe Ltd.	3,443,328	1.4
5,000		Pennsylvania Real Estate Investment Trust	107,800	0.0
38,300		Piedmont Office Realty Trust, Inc.	746,467	0.3
17,200		Provident Financial Services, Inc.	359,136	0.2
8,249		PS Business Parks, Inc.	729,377	0.3
58,200		RAIT Financial Trust	251,424	0.1
158,200		Regions Financial Corp.	1,604,148	0.6
20,865		Reinsurance Group of America, Inc.	1,917,076	0.8
41,872		SEI Investments Co.	2,277,418	0.9
5,611		SL Green Realty Corp.	662,547	0.3
8,491		South State Corp.	667,478	0.3
37,900		Starwood Property Trust, Inc.	770,507	0.3
61,100		Summit Hotel Properties, Inc.	814,463	0.3
67,953		Unum Group	2,492,516	1.0
34,000		Validus Holdings Ltd.	1,604,120	0.6
10,800	L	World Acceptance Corp.	465,912	0.2
66,278		XL Group Plc	2,530,494	1.0
47,513		Zions Bancorp.	1,423,489	0.6
			74,022,138	29.6

		Health Care: 5.9%
10,900		Aetna, Inc.	1,119,975	0.4
40,933		Agilent Technologies, Inc.	1,711,818	0.7
35,014		Almirall SA	642,131	0.3
22,723		Amsurg Corp.	1,910,095	0.8
8,126		Becton Dickinson & Co.	1,220,931	0.5
16,619	@	Brookdale Senior Living, Inc.	373,595	0.1
9,300		Cigna Corp.	1,255,314	0.5
19,584	@	Envision Healthcare Holdings, Inc.	538,560	0.2
3,300		Laboratory Corp. of America Holdings	401,082	0.2
6,500	L	Lannett Co., Inc.	240,240	0.1
9,620		Ono Pharmaceutical Co., Ltd.	1,538,323	0.6
22,275	@,L	Opko Health, Inc.	243,689	0.1
22,900		Owens & Minor, Inc.	881,879	0.3
21,400		Quest Diagnostics, Inc.	1,462,048	0.6
44,100	@	Select Medical Holdings Corp.	532,287	0.2
1,700		United Therapeutics Corp.	259,471	0.1
11,558	@	WuXi PharmaTech Cayman, Inc. ADR	528,201	0.2
			14,859,639	5.9

		Industrials: 13.6%
129,400	@	ACCO Brands Corp.	998,968	0.4
9,800		ADT Corp.	347,606	0.1
28,600		AGCO Corp.	1,437,436	0.6
26,222		Barnes Group, Inc.	1,010,071	0.4
17,000		Brink's Co.	547,060	0.2
6,876		Carlisle Cos., Inc.	608,182	0.2
99,529		Covanta Holding Corp.	1,607,393	0.6
14,300		Cummins, Inc.	1,435,291	0.6
10,016		Curtiss-Wright Corp.	705,227	0.3
9,083		Esterline Technologies Corp.	863,612	0.3
14,300		Fluor Corp.	694,980	0.3
21,083		Generac Holdings, Inc.	676,764	0.3
10,866		Genesee & Wyoming, Inc.	752,688	0.3
26,500	@	Hawaiian Holdings, Inc.	959,300	0.4
56,333		Hexcel Corp.	2,652,721	1.0
11,573		Hubbell, Inc.	1,149,083	0.5
7,800		Huntington Ingalls Industries, Inc.	1,021,176	0.4
21,110		IDEX Corp.	1,663,468	0.7
56,261		Jacobs Engineering Group, Inc.	2,483,361	1.0
3,400		L-3 Communications Holdings, Inc.	416,194	0.2
14,273		Moog, Inc.	943,017	0.4
6,100	L	National Presto Industries, Inc.	530,334	0.2
2,985		Orbital ATK, Inc.	256,441	0.1
16,500		Quad/Graphics, Inc.	170,280	0.1
75,554		Quanta Services, Inc.	1,665,966	0.7
29,300	@	Republic Airways Holdings, Inc.	124,232	0.0

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

21,979		Rexel SA	300,773	0.1
8,685		Roper Technologies, Inc.	1,680,461	0.7
31,300		RR Donnelley & Sons Co.	503,617	0.2
96,200		Sanwa Holdings Corp.	805,959	0.3
14,597	@	Sensata Technologies Holdings N.V.	668,689	0.3
19,400		Trinity Industries, Inc.	526,710	0.2
14,400		Triumph Group, Inc.	576,720	0.2
2,183	@	Vectrus, Inc.	52,741	0.0
57,600	@	Wabash National Corp.	747,072	0.3
29,017		Wabtec Corp.	2,324,842	0.9
4,865	@	Wesco International, Inc.	233,763	0.1
			34,142,198	13.6

		Information Technology: 10.6%
8,400		Amdocs Ltd.	475,188	0.2
85,900	@	Amkor Technology, Inc.	584,120	0.2
23,346	@	ARRIS Group, Inc.	713,687	0.3
37,391		Arrow Electronics, Inc.	2,114,835	0.8
26,744		Booz Allen Hamilton Holding Corp.	814,355	0.3
138,000		Brocade Communications Systems, Inc.	1,295,130	0.5
38,900		Convergys Corp.	1,002,064	0.4
46,300		Corning, Inc.	867,199	0.4
34,817	@	Euronet Worldwide, Inc.	2,705,977	1.1
28,500	@	Fabrinet	682,005	0.3
99,000	@	Flextronics International Ltd.	1,113,750	0.4
5,875		Harris Corp.	488,389	0.2
69,691	@	Keysight Technologies, Inc.	2,147,180	0.9
27,900		Kulicke & Soffa Industries, Inc.	329,499	0.1
12,300		Lam Research Corp.	961,860	0.4
22,500		Mentor Graphics Corp.	421,425	0.2
34,713		Microsemi Corp.	1,250,015	0.5
32,500		Photronics, Inc.	356,525	0.1
14,742	@	Qorvo, Inc.	856,068	0.3
20,900		Sanmina Corp.	473,803	0.2
17,300		Seagate Technology	621,762	0.3
13,990	@	Silicon Motion Technology Corp. ADR	465,447	0.2
76,100		Symantec Corp.	1,490,038	0.6
8,648		Synaptics, Inc.	776,331	0.3
23,058	@	Verint Systems, Inc.	1,080,267	0.4
19,300		Western Digital Corp.	1,204,513	0.5
123,200		Xerox Corp.	1,299,760	0.5
			26,591,192	10.6

		Materials: 7.0%
17,110		Albemarle Corp.	916,412	0.4
14,713		Bemis Co., Inc.	693,276	0.3
30,427		Cabot Corp.	1,324,792	0.5
22,523		Celanese Corp.	1,593,502	0.6
20,800		CF Industries Holdings, Inc.	959,712	0.4
27,000		Domtar Corp.	1,109,430	0.4
16,500		Eastman Chemical Co.	1,198,725	0.5
75,414		Huntsman Corp.	944,183	0.4
10,100		KapStone Paper and Packaging Corp.	245,127	0.1
64,925	@	Louisiana-Pacific Corp.	1,194,620	0.5
29,663		Methanex Corp.	1,163,383	0.5
34,400		Mosaic Co.	1,088,416	0.4
41,600		Owens-Illinois, Inc.	802,464	0.3
3,666		Packaging Corp. of America	249,251	0.1
45,212		Reliance Steel & Aluminum Co.	2,658,918	1.1
21,000		Schweitzer-Mauduit International, Inc.	878,220	0.3
13,400		Sonoco Products Co.	587,188	0.2
			17,607,619	7.0

		Telecommunication Services: 0.5%
68,600	@,L	Iridium Communications, Inc.	560,462	0.2
2,474		Millicom International Cellular S.A.	145,383	0.1
35,200		Premier Global Services, Inc.	488,224	0.2
			1,194,069	0.5

		Utilities: 6.9%
121,738		AES Corp.	1,216,162	0.5
11,167		Alliant Energy Corp.	672,142	0.3
19,500		American Electric Power Co., Inc.	1,092,195	0.4
25,800		Edison International	1,531,488	0.6
9,697		Energen Corp.	574,935	0.2
25,200		Entergy Corp.	1,679,076	0.7
40,400		Exelon Corp.	1,103,324	0.4
32,600		FirstEnergy Corp.	1,023,314	0.4
23,229		Great Plains Energy, Inc.	626,951	0.3
25,992		Portland General Electric Co.	959,625	0.4
58,800		PPL Corp.	2,001,552	0.8
50,300		Public Service Enterprise Group, Inc.	1,966,730	0.8
18,100		SCANA Corp.	1,070,434	0.4
36,054		UGI Corp.	1,249,992	0.5
11,485		Westar Energy, Inc.	490,180	0.2
			17,258,100	6.9

	Total Common Stock
	(Cost $238,255,115)		246,279,405	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc: 1.8%
1,078,540	Cantor Fitzgerald, Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $1,078,544, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,100,111, due 12/15/15-09/20/65)	1,078,540	0.4

See Accompanying Notes to Financial Statements

9

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

1,078,540	Daiwa Capital Markets, Repurchase Agreement dated 11/30/15, 0.14%, due 12/01/15 (Repurchase Amount $1,078,544, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,100,111, due 12/24/15-09/09/49)	1,078,540	0.4
1,078,540	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.10%, due 12/01/15 (Repurchase Amount $1,078,543, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,100,115, due 01/15/16-07/15/37)	1,078,540	0.5
1,078,540	Nomura Securities, Repurchase Agreement dated 11/30/15, 0.12%, due 12/01/15 (Repurchase Amount $1,078,544, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,100,111, due 12/17/15-09/20/65)	1,078,540	0.4
227,020	Royal Bank of Scotland PLC, Repurchase Agreement dated 11/30/15, 0.11%, due 12/01/15 (Repurchase Amount $227,021, collateralized by various U.S. Government Securities, 0.074%-2.750%, Market Value plus accrued interest $231,561, due 01/31/17-11/15/23)	227,020	0.1
		4,541,180	1.8
Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.4%
1,032,100	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%††
	(Cost $1,032,100)	1,032,100	0.4

	Total Short-Term Investments
	(Cost $5,573,280)	5,573,280	2.2

	Total Investments in Securities (Cost $243,828,395)	$251,852,685	100.5
	Liabilities in Excess of Other Assets	(1,236,185)	(0.5)
	Net Assets	$250,616,500	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2015.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2015.

Cost for federal income tax purposes is $244,484,370.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,416,781
Gross Unrealized Depreciation	(19,048,466)

Net Unrealized Appreciation	$7,368,315

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.3%
		Consumer Discretionary: 16.2%
133,486		Arctic Cat, Inc.	2,971,398	0.4
115,000		Big Lots, Inc.	5,173,850	0.7
226,127		Bloomin Brands, Inc.	3,914,258	0.5
171,650	@,L	Boot Barn Holdings, Inc.	1,802,325	0.2
80,842	@	Bright Horizons Family Solutions, Inc.	5,362,250	0.7
143,200	@	Burlington Stores, Inc.	6,889,352	0.9
298,031		Callaway Golf Co.	3,004,152	0.4
120,350		Cheesecake Factory	5,672,095	0.8
71,200		Childrens Place Retail Stores, Inc.	3,440,384	0.5
133,196		Cinemark Holdings, Inc.	4,621,901	0.6
281,800		Dana Holding Corp.	4,632,792	0.6
183,813		Express, Inc.	3,077,030	0.4
98,728		Imax Corp.	3,739,817	0.5
79,250		Jack in the Box, Inc.	5,875,595	0.8
250,075	@	La Quinta Holdings, Inc.	3,748,624	0.5
166,427		LKQ Corp.	4,907,932	0.7
95,239		Monro Muffler Brake, Inc.	7,051,496	1.0
182,839	L	Pier 1 Imports, Inc.	1,235,992	0.2
86,305		Pool Corp.	7,080,462	1.0
80,350	@	Red Robin Gourmet Burgers, Inc.	5,422,018	0.7
76,650		Rent-A-Center, Inc.	1,315,314	0.2
63,400	@,L	Restoration Hardware Holdings, Inc.	5,697,758	0.8
176,450	@	Sally Beauty Holdings, Inc.	4,562,997	0.6
187,155	@	Smith & Wesson Holding Corp.	3,432,423	0.5
106,125		Sotheby's	3,004,399	0.4
89,008		Vail Resorts, Inc.	10,734,365	1.4
146,325		Wendy's Company	1,537,876	0.2
			119,908,855	16.2

		Consumer Staples: 2.2%
120,220	@,L	Blue Buffalo Pet Products, Inc.	2,160,353	0.3
59,310		Casey's General Stores, Inc.	6,895,974	0.9
202,750		Flowers Foods, Inc.	4,768,680	0.6
105,300		Vector Group Ltd.	2,665,143	0.4
			16,490,150	2.2

		Energy: 1.6%
231,425	@,L	C&J Energy Services Ltd.	1,379,293	0.2
130,191	@	Carrizo Oil & Gas, Inc.	5,257,113	0.7
39,374		Dril-Quip, Inc.	2,484,893	0.4
131,100		Unit Corp.	2,368,977	0.3
			11,490,276	1.6

		Financials: 7.7%
212,310		Colony Capital, Inc.	4,343,863	0.6
35,980		Coresite Realty Corp.	2,107,349	0.3
101,703		Evercore Partners, Inc.	5,647,568	0.8
123,000		First American Financial Corp.	4,851,120	0.6
359,400		Janus Capital Group, Inc.	5,674,926	0.8
53,382		MarketAxess Holdings, Inc.	5,700,130	0.8
648,375	@	MGIC Investment Corp.	6,185,497	0.8
81,717	@	OneMain Holdings, Inc.	3,960,006	0.5
96,065		Pebblebrook Hotel Trust	3,059,670	0.4
28,020	@	Signature Bank	4,431,363	0.6
34,124		SVB Financial Group	4,520,747	0.6
81,875		Terreno Realty Corp.	1,854,469	0.2
202,800		Urban Edge Properties	4,865,172	0.7
			57,201,880	7.7

		Health Care: 22.5%
116,150	@	Acadia Pharmaceuticals, Inc.	4,407,892	0.6
61,625	@	Acorda Therapeutics, Inc.	2,353,459	0.3
128,625		Air Methods Corp.	5,620,912	0.8
124,500	@	Amicus Therapeutics, Inc.	1,335,885	0.2
52,875	@	Anacor Pharmaceuticals, Inc.	6,172,099	0.8
12,434		Bio-Rad Laboratories, Inc.	1,737,278	0.2
149,975	L	Celldex Therapeutics, Inc.	2,701,050	0.4
125,900	@,L	Cempra, Inc.	4,017,469	0.5
78,400	@	Charles River Laboratories International, Inc.	6,003,088	0.8
150,515	@	Cynosure, Inc.	6,330,661	0.8
152,450	@	Depomed, Inc.	2,963,628	0.4
150,370	@	Dyax, Corp.	5,061,454	0.7
75,150	@,L	Esperion Therapeutics, Inc.	2,135,012	0.3
102,450	L	Halozyme Therapeutics, Inc.	1,823,610	0.2
228,171		Healthsouth Corp.	8,029,337	1.1
115,325		Hill-Rom Holdings, Inc.	5,871,196	0.8
34,575	@	Impax Laboratories, Inc.	1,523,375	0.2
124,950	L	Lexicon Pharmaceuticals, Inc.	1,719,312	0.2
95,371	@	Luminex Corp.	2,052,384	0.3
83,900	@	MacroGenics, Inc.	2,901,262	0.4
144,400		Masimo Corp.	5,989,712	0.8
39,094		Mednax, Inc.	2,790,139	0.4
228,400		Merit Medical Systems, Inc.	4,424,108	0.6
163,900	@,L	Merrimack Pharmaceuticals, Inc.	1,542,299	0.2
45,311		Neogen Corp.	2,676,068	0.4
102,525		Neurocrine Biosciences, Inc.	5,574,284	0.7
398,000	@,L	Novavax, Inc.	3,406,880	0.5
91,700	@	Omnicell, Inc.	2,765,672	0.4
22,140	@	Ophthotech Corp.	1,407,440	0.2
113,375		Owens & Minor, Inc.	4,366,071	0.6
76,375	@,L	Pacira Pharmaceuticals, Inc./DE	4,945,281	0.7
70,850	@	Portola Pharmaceuticals, Inc.	3,514,869	0.5
30,930	@	Prothena Corp. PLC	2,181,802	0.3
104,725	@	Relypsa, Inc.	2,357,360	0.3
339,600	@	Sangamo Biosciences, Inc.	2,811,888	0.4

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

359,900	@	Select Medical Holdings Corp.	4,343,993	0.6
121,096	@	STERIS PLC	9,249,312	1.2
219,275	@	Surgery Partners, Inc.	4,190,345	0.6
84,438	@	Surgical Care Affiliates, Inc.	3,138,560	0.4
166,875	@	Team Health Holdings, Inc.	9,201,488	1.2
34,485	@	Ultragenyx Pharmaceutical, Inc.	3,390,565	0.5
93,675	@	WellCare Health Plans, Inc.	7,726,314	1.0
			166,754,813	22.5

		Industrials: 15.4%
252,300		Actuant Corp.	6,246,948	0.8
127,625		Advisory Board Co.	6,871,330	0.9
93,600		Beacon Roofing Supply, Inc.	4,003,272	0.5
29,580		CEB, Inc.	2,285,647	0.3
94,373		CIRCOR International, Inc.	4,289,253	0.6
158,500		Clarcor, Inc.	8,373,555	1.1
113,900		EnPro Industries, Inc.	5,710,946	0.8
40,610		G&K Services, Inc.	2,707,469	0.4
146,700		Gorman-Rupp Co.	4,710,537	0.6
106,686		Healthcare Services Group, Inc.	3,940,981	0.5
152,152		HUB Group, Inc.	5,862,417	0.8
143,250		KAR Auction Services, Inc.	5,433,472	0.7
271,600		Knight Transportation, Inc.	7,202,832	1.0
69,644	L	Lindsay Manufacturing Co.	4,858,365	0.7
75,300		Regal-Beloit Corp.	4,853,838	0.7
168,300		Simpson Manufacturing Co., Inc.	6,248,979	0.8
52,100	@	Teledyne Technologies, Inc.	4,819,771	0.7
90,900		Toro Co.	7,005,663	0.9
172,820		TrueBlue, Inc.	5,061,898	0.7
38,657		Waste Connections, Inc.	2,106,806	0.3
117,734		Watts Water Technologies, Inc.	6,535,414	0.9
99,400		Woodward, Inc.	5,012,742	0.7
			114,142,135	15.4

		Information Technology: 25.1%
94,815		Aspen Technology, Inc.	4,167,119	0.6
275,169	@	Barracuda Networks, Inc.	5,236,466	0.7
26,906	@	Black Knight Financial Services, Inc.	933,638	0.1
63,342		Blackbaud, Inc.	3,913,269	0.5
170,800	@	BroadSoft, Inc.	6,837,124	0.9
184,428	@	Cardtronics, Inc.	6,936,337	0.9
78,576		Coherent, Inc.	5,336,882	0.7
164,000	@	Commvault Systems, Inc.	6,720,720	0.9
319,975		Cypress Semiconductor Corp.	3,462,129	0.5
77,525		Electronics for Imaging, Inc.	3,804,927	0.5
80,715		Fair Isaac Corp.	7,688,104	1.0
60,928	@	Faro Technologies, Inc.	1,833,324	0.3
163,150		Flir Systems, Inc.	4,985,864	0.7
115,675	@	Guidewire Software, Inc.	6,862,998	0.9
417,175		Intersil Corp.	6,040,694	0.8
100,225		j2 Global, Inc.	8,065,106	1.1
76,425		Littelfuse, Inc.	8,296,698	1.1
119,050		Manhattan Associates, Inc.	9,119,230	1.2
86,125	@	Match Group, Inc.	1,247,090	0.2
89,000		MKS Instruments, Inc.	3,281,430	0.5
103,300		Monolithic Power Systems, Inc.	7,058,489	1.0
163,494		National Instruments Corp.	5,133,712	0.7
67,345	@	Netscout Systems, Inc.	2,229,119	0.3
167,621		Plexus Corp.	6,235,501	0.8
313,475		PMC - Sierra, Inc.	3,708,409	0.5
276,300		Polycom, Inc.	3,765,969	0.5
107,050		Power Integrations, Inc.	5,534,485	0.8
128,564	@	PROS Holdings, Inc.	3,161,389	0.4
218,425	@	QLIK Technologies, Inc.	6,948,099	0.9
136,375	@	Qualys, Inc.	5,244,982	0.7
175,000	@	SciQuest, Inc.	2,259,250	0.3
166,150	@	Synchronoss Technologies, Inc.	6,541,325	0.9
56,050		Tyler Technologies, Inc.	10,001,562	1.4
28,175	@	Ultimate Software Group, Inc.	5,564,563	0.8
66,670	@	WEX, Inc.	6,284,981	0.9
105,884	@	Xactly Corp.	1,035,546	0.1
			185,476,530	25.1

		Materials: 4.6%
188,900	@	Boise Cascade Co.	5,912,570	0.8
322,400		Commercial Metals Co.	4,768,296	0.6
114,200		Greif, Inc. - Class A	4,050,674	0.5
139,700		HB Fuller Co.	5,561,457	0.8
1,143,400		Hecla Mining Co.	2,206,762	0.3
109,600		Minerals Technologies, Inc.	6,744,784	0.9
164,700		Worthington Industries, Inc.	5,067,819	0.7
			34,312,362	4.6

	Total Common Stock
	(Cost $650,825,955)		705,777,001	95.3

EXCHANGE-TRADED FUNDS: 1.6%
80,628		iShares Russell 2000 Growth Index Fund	11,833,771	1.6

	Total Exchange-Traded Funds
	(Cost $11,305,888)		11,833,771	1.6

	Total Long-Term Investments
	(Cost $662,131,843)		717,610,772	96.9

See Accompanying Notes to Financial Statements

12

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2015 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
	Securities Lending Collateralcc: 4.6%
8,006,877	BNP Paribas Bank, Repurchase Agreement dated 11/30/15, 0.12%, due 12/01/15 (Repurchase Amount $8,006,903, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.090%, Market Value plus accrued interest $8,167,015, due 05/31/16-09/09/49)	8,006,877	1.1
8,006,877	Citigroup, Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $8,006,906, collateralized by various U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $8,167,014, due 12/15/15-04/01/51)	8,006,877	1.1
8,006,877	HSBC Securities USA, Repurchase Agreement dated 11/30/15, 0.11%, due 12/01/15 (Repurchase Amount $8,006,901, collateralized by various U.S. Government Agency Obligations, 0.500%-6.500%, Market Value plus accrued interest $8,167,032, due 09/28/16-12/01/45)	8,006,877	1.1
7,997,202	Mizuho Securities USA Inc., Repurchase Agreement dated 11/30/15, 0.13%, due 12/01/15 (Repurchase Amount $7,997,230, collateralized by various U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $8,157,146, due 10/01/19-10/20/44)	7,997,202	1.1
1,695,029	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/15, 0.19%, due 12/01/15 (Repurchase Amount $1,695,038, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,729,308, due 01/15/17-02/15/42)	1,695,029	0.2
		33,712,862	4.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.2%
23,697,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.130%††
	(Cost $23,697,000)	23,697,000	3.2

	Total Short-Term Investments
	(Cost $57,409,862)	57,409,862	7.8

	Total Investments in Securities (Cost $719,541,705)	$775,020,634	104.7
	Liabilities in Excess of Other Assets	(34,586,153)	(4.7)
	Net Assets	$740,434,481	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of November 30, 2015.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at November 30, 2015.

Cost for federal income tax purposes is $721,587,755.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$97,679,107
Gross Unrealized Depreciation	(44,246,228)

Net Unrealized Appreciation	$53,432,879

See Accompanying Notes to Financial Statements

13

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for Semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

N/A.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 5, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 5, 2016